                    This Semi-Annual Report contains information for four funds

[REGISTERED LOGO]

BARON FUNDS



"THE MARKET"..................................................................1
INFLATION.....................................................................3
ETHICS........................................................................4
BACK TO BASICS!...............................................................5




1   BARON ASSET FUND



PERFORMANCE...................................................................6
DIVERSIFICATION...............................................................7
"MASS" VS "CLASS".............................................................8
RECENT DEVELOPMENTS...........................................................9
NEWS BRIEFS..................................................................13




2   BARON GROWTH FUND



PERFORMANCE..................................................................14

INVESTMENT STRATEGY..........................................................14

RECENT PORTFOLIO ADDITIONS...................................................15



3   BARON SMALL
    CAP FUND



PERFORMANCE..................................................................19
OUTLOOK AND APPROACH.........................................................20
PORTFOLIO COMPOSITION........................................................21
CONCLUSION...................................................................22



4   BARON iOPPORTUNITY
    FUND



PERFORMANCE..................................................................23
RECENT DEVELOPMENTS..........................................................25
NEW THEMES AND POSITIONS ....................................................27
CONCLUSION...................................................................30


767 Fifth Avenue
NY, NY 10153
212.585.2100
1.800.99.BARON
baronfunds.com


BARON FUNDS

SEMI-ANNUAL REPORT                                               MARCH 31, 2001

DEAR BARON FUNDS
SHAREHOLDER:

VIVA, LAS VEGAS!
-------------------------------------------------------------------------------

Who would've thought, to paraphrase a well-known Internet fund's television commercials, that investors would pay any price, regardless of how high, for unprofitable Internet businesses and fast growing, but cyclical technology businesses? Not only without regard to earnings, but also without regard to balance sheets, asset values and business' sustainable competitive advantages?
 ...They did! (We figured out how to make other mistakes. More about those later... Please see discussions in our individual mutual funds' letters.)

"INTERNET TIME"
-------------------------------------------------------------------------------

I met Phil Berman in 1976 only a half dozen years after I had begun my career as an investment analyst. Phil was then Chairman of Allentown, Pennsylvania's Hess's Department Stores. We earned about two and a half times our money through our Hess's investment when it was acquired by wealthy real estate developer Frank Pasquarella about a year after we purchased our shares. Phil was also Chairman of Leader Healthcare, a nursing home business. We earned about twenty times our money in three years when that business was acquired in 1980 by Cenco, another nursing home business...which was soon afterwards purchased by Manor Care...to acquire Leader! Phil often told me that his best business decisions, as well as his best investment ideas, came after he had studied a business long and hard so that he could really understand its opportunities as well as its flaws. Phil did not make hasty decisions. Following the sale of his two businesses, Phil made another fortune...or two...over the next ten years investing in small, regional Pennsylvania banks.

The contra? Internet time. The most successful decisions by investors for the two and a half years ending March 2000...and the worst since...were those where individuals thought about the businesses in which they chose to "invest" for as short a period as possible. Internet time. None of that old fashioned "investigate before you invest" New York Stock Exchange mantra! Just buy what's going up...and sell what's going down. We think investment decisions...and business decisions, too...pertaining to millions of dollars, perhaps billions, were made the same way with the same unpleasant results.


[Picture Omitted]
Ron Baron, Chairman


"THE MARKET"...
OUR PERSPECTIVE
-------------------------------------------------------------------------------

In 1974, the Dow Jones Industrial Average had fallen sharply for nearly two years and finally bottomed below Dow 600. Most stocks had fared even worse than the Industrial average. News stories at the time compared that period with the prelude to the Great Depression of the 1930s. This just before stocks began a multi-year recovery. In 1982...I founded Baron Capital in the spring of that year...the news reports were again filled with pessimistic accounts about the economy and the stock market that had already been in a two year bear market. Business Week's now famous cover story, "The Death of Equities," that fall at Dow Jones 792 was published just before the beginning of the 18 year bull market that carried the Dow Jones average from below 800 to 11,000! In 1987, following the

BARON FUNDS
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market's "crash," a 22% decline in a day, The New York Times printed a chart daily tracking the performance of the Dow Jones Industrial Average comparing it to the Dow Jones average in 1929 and 1930 following that famous "crash." It was amazing to see the close correlation between the averages during the two time periods continue for months. But, the parallel behavior soon ended. The Dow Jones average in 1987 was below 2000. Thirteen years later it had increased more than five fold. In the Sunday New York Times on March 18, 2001, following the worst week for stocks in years after a 65% fall in the NASDAQ average over the past twelve months, the newspapers were again filled with pessimistic prognostications by leading market commentators! What do you think will happen next?

It's rare that we have an opinion about "the market." We think it's just a place to invest in publicly owned businesses. In March 2000, though, I took what was an unusual step for us. I called a meeting and told all our employees that we had just been through the most extraordinary investment period they would experience during their lifetimes. There were more than 100 U.S. equity mutual funds, principally trading oriented and technology focused, that had doubled their per share asset values in 1999! I told my fellow employees that that would "never, ever, ever happen again in their lifetimes." To emphasize my point, I passed out 42 copies, one for every Baron employee, of Charles MacKay's Extraordinary Popular Delusions and the Madness of Crowds, first published in 1841. Our edition had a forward written by Bernard Baruch. The MacKay book is a treatise of human folly through the ages. The book includes "the Mississippi scheme that swept France in 1720, the South Sea bubble that ruined thousands in England in the same decade and the Tulipmania that consumed the Dutch in the seventeenth century when fortunes were made and lost on fluctuations in the price of tulip bulbs." "What you've just witnessed in the stock market in technology and Internet companies was a bubble," I said. "Read this book."

The devastating bear market in technology and Internet stocks that has occurred since has negatively impacted other stock valuations even though they were not expensive at the time. The ten year $1.6 trillion tax reduction program, even with $60 billion effective in year one as proposed by President Bush both for fairness and to help stimulate the economy, pales in comparison to the nearly $5 trillion market value losses experienced by U.S. investors during the past year. And, it's small as well relative to the $200 billion increase in energy prices during the past year, that is essentially a tax on consumers.

STOCK MARKET AFFECTS
ECONOMY. ECONOMY
AFFECTS STOCK MARKET

-------------------------------------------------------------------------------
But, do investors' "paper" losses matter to our economy? We think they do. I attended a breakfast meeting last week, with Senator Joe Lieberman the featured speaker. "Late in the campaign, I was supposed to meet the Vice President in a fire house in Boca Raton. I got lost and arrived late. The Vice President had already been talking with the firemen for an hour. Finally, seeking to keep the conversation going, he asked, `When the press and photographers and we politicians aren't around, what is it you talk about?' `Stocks,' was the quick reply." When David, one of my coworkers, recently visited Chicago, he told me that his taxi driver, when he discovered David worked for a mutual fund company, complained for the next twenty minutes about how much he had lost in the market. Many of my friends and family have recently called me, concerned, for advice. In addition, at one of my recent visits with a very successful senior executive of one of our businesses, the topic of the market came up. "Ron, I can't even look at my portfolio any more," he told me plaintively. You could argue that the $5 trillion lost by investors during the past year never really existed in the first place...that it was just a fantasy. Regardless, our fellow citizens believed it did...
spent as though it did...and counted on it to help pay for their children's education, their home mortgages and their retirements. As a result, the "bear market" has negatively influenced consumer confidence and contributed to the current recession. And...the recession is now impacting stock prices!

In early 2000, nearly everyone I knew or had recently met, professional and non-professional investor alike, couldn't resist describing to me their recent coups in technology and Internet stocks. A year later, only the young hedge fund managers who have recently discovered risk free short selling want to talk about stocks. The mutual fund industry now has more than 100 funds in registration with the until now uncommon ability to sell short. (Remember the nearly 100 Internet funds in registration, including iOpportunity, last year?) While last year values were scarce, this year 10X earnings per share values, 7X cash flow values and 50% of asset values proliferate. Warren Buffett now decries current stock price valuations... "We're buying more planes than stocks"...but, Berkshire Hathaway has, nevertheless, recently acquired large stakes in several publicly owned businesses. And, the normally ebullient CNBC reporters now sound nearly as gloomy as my long time friend, Barron's ever bearish Alan Abelson (but, he sure has been right this year). Another indication that the market decline may be nearly over? I have had difficulty sleeping lately! We think it just couldn't be clearer. Although we are mired in a recession, we think stock prices have largely discounted the slowdown. One of the ways

BARON FUNDS
-------------------------------------------------------------------------------

the Fed can help end the recession? "Target" the market by doing the opposite of what it did last year, and maybe go a little overboard to help confidence...
which is what it seems to be doing.

WHAT'S NEXT?
-------------------------------------------------------------------------------

We agree with Warren Buffett that "a market forecast tells you a lot more about the forecaster than about the market." We are long term investors, not market gurus. Please do not think I would be offended if you skip the next three paragraphs.

Following years of strong U.S. economic growth fueled by technology capital investment, we are in the midst of a tech led recession. Tight money, an economy grown dependent upon cyclically high, capital investment in technology and unsustainable tech/Internet stock valuations were the precursors both to the recession and to the stock market's 2000/2001 decline. The Fed repeatedly increased short term rates during 1999 and 2000 and probably kept credit too tight for too long. Easing Fed credit will help businesses begin to grow again.

Share prices have fallen so far, so fast, in the past year that there are now many compelling values... Non-tech businesses whose share prices had fallen for so many months when investors were only interested in Internet and tech stocks can now often be purchased for 10-15X earnings for 15% plus annual growth businesses. Despite unsettled markets, many of these stocks have been rising strongly since March 2000...and they're still cheap. These businesses are our focus. We think it is unlikely technology/Internet stocks will again reach prices so far in excess of underlying values. But, we're pretty sure there must be cheap technology and Internet stocks, by now, in the midst of what one of our friends, a Silicon Valley executive, calls their "nuclear winter." Please take the time to read Mitch's Baron iOpportunity Fund letter.

Just as traders couldn't buy stocks fast enough during the past couple of years regardless of price and regardless of business fundamentals, they can't seem to sell them fast enough now regardless of price and regardless of business fundamentals. The Federal Reserve and the Congress, just like everyone else, do make policy errors. But, the United States is not Japan. Our government leaders clearly recognize that our economy is in recession , and they are taking steps to correct both their monetary and fiscal policies. I liked very much the recent Merrill Lynch newspaper advertisement, "The storm before the calm..." that attempts to reassure investors with an optimistic, forward looking, confident outook. That perspective is good to have at this time, and, should prove profitable. We think that by the time an economic recovery begins, stock prices will likely be much higher.

INFLATION
-------------------------------------------------------------------------------

The risk now is of a weakening economy, not inflation, according to Fed Chairman Greenspan.

We agree that in the short term, inflation, as defined by our government, is not likely to pose much of a problem. But, over the longer term, we couldn't disagree more. In thirty years, we think most goods you want to buy will cost eight times what they do today! This means that a 2001 dollar in 2031 will purchase about 12% of what it does today! With the glaring exceptions of computing power, communications and technology, of course, which will all probably cost less then per unit than today.

New York City homes have doubled in price in the past three years. Ditto homes on the eastern shore of Long Island. Ditto office space. Just ten years ago New York office buildings could be purchased for less than it now costs to rent space for one year! When I graduated from college in 1965, my last year's tuition, room and board reached the princely sum of $3,500. Our two sons are currently college students. The annual cost of their education approximates $35,000 each! Wall Street analysts with no prior experience and freshly minted MBAs command starting salaries about ten times my starting analyst salary in 1970. New York freshmen lawyers at the most prestigious firms command first year starting salaries of $175,000 per year! That's about ten times the start rate thirty years ago. Babe Ruth earned $80,000 per year in 1929 when he was near the peak of his legendary skills. The Babe's salary that year was several times that of President Hoover. "I had a better year than he did," was how the Babe explained it. Brooklyn Dodgers' Hall of Fame pitchers Sandy Koufax and Don Drysdale had to "hold out" in 1955 for $100,000 salaries, Hall of Fame New York Yankee's slugger Mickey Mantle a few years later for $150,000. This year New York Yankee star Derek Jeter signed a ten year contract for $187 million, the second highest in major league baseball! Can you just imagine what Hall of Famer Willie Mays, the baseball New York Giants' "Say, Hey!" kid in the 1950's, would command today?

Just think about the cost of hamburgers, clothes, couches, cars and houses ten years ago, twenty years ago, thirty years ago, fifty years ago. It's not hard to discern the trend. Inflation is the hidden tax our democracy imposes on the savings of the wealthy and non-wealthy alike.

We think stocks, representing ownership interests in businesses, will do better than inflation in the long term and, are the way to go for a very large part of your assets if you're young, a large part of your assets if you're older. Fixed income securities, since at term you receive back only the amount you lent years ago, are guaranteed to provide less buying power in the future than today.

BARON FUNDS
-------------------------------------------------------------------------------

ETHICS. DOES IT REALLY MATTER HOW MANAGEMENT TREATS ITS EMPLOYEES?
-------------------------------------------------------------------------------

Cyclically unfavorable business conditions are adversely affecting Charles Schwab's profits. Its customers are trading less than usual, currently about
4.5 trades per year, compared to "normal" activity two years ago of 5.5-6.0 times per year. In last year's extraordinary first quarter, trading per $100,000 account reached a remarkable 8.2 times per year. Further, while Schwab's customers normally borrow on average 2% of their assets through margin accounts, contributing importantly to its profits, at present they are borrowing only about 1.5% of customer assets. In the long term, Schwab's profits are dependent upon the level of assets its customers hold at Schwab, which continue to grow strongly. This has been the case since we first purchased Schwab's stock in 1992.

When I was beginning to follow and learn about markets while in law school in the late 1960's, it soon became obvious to me that when market conditions were favorable, individuals who owned or were partners in brokerage and money management firms often became wealthy. When times were more difficult, lower level employees who had created so much wealth for their employers during the good times, were either laid off or fired. In many cases, it's not a lot different today. But, it is different at Charles Schwab. Earlier this year, Schwab said it would lay off employees only as a last resort. The company sought to maintain its profitability by reducing other costs first. For example, during the first quarter of 2001, Schwab will spend $125 million less than it originally budgeted.

In late March, Schwab announced it would have to further reduce its costs, capacity and workforce. How did it treat the affected individuals? They will be given three to ten months severance, outplacement assistance, continuing insurance benefits, options and a special $7500 bonus if the person leaving rejoins the company! Quite a contrast to most worker layoffs and terminations described in our newspapers. In addition, in what I found a touching and compassionate gesture, Chuck and Helen Schwab will establish a $10 million fund for affected individuals that will allow each to receive up to $20,000 tuition assistance over two years!

I have been an analyst for more than thirty years and have never seen a similar program. It is why Schwab wins good citizens awards and is generally regarded by Scwabbies and non-Schwabbies alike as a preferred place to work. We believe Schwab's attempt to first preserve jobs and then to deal fairly with its staff will inure to the company's benefit. We think the demand shortfall Schwab is now experiencing will last for a limited period and Schwab will then be required to again expand its workforce. Its efforts on behalf of its employees during difficult times will make it a lot easier to fill positions when good times return. You can be pretty sure that when Schwab's business is again booming that its loyal employees will go overboard to offer its customers an experience they won't find at firms that take advantage of their employees.

Steve Wynn. My oldest son, age 20 at the time, visited Steve with me in Las Vegas last August as part of my due diligence to decide whether we wanted to invest in a new project Steve was planning for "The Strip." "Customers visit the Mirage and Bellagio not just because the buildings are spectacular, which they are," Steve told us. "Employees make the customers' experience, not the buildings. And, you must treat your employees well or they won't provide your guests with an experience that will make them want to return." We spent a day looking at plans for Steve's new hotel and site, then toured Bellagio with him although he no longer owned that property. That afternoon, as we walked around, one Bellagio employee after another approached Steve. "Mr. Wynn, good luck with your new hotel...as soon as you're hiring, I want to come work for you again," we heard repeatedly, allaying any concerns about whether Steve would be able to attract help for his new business. "What goes around, comes around," was the way one of my business role models used to describe the process.

 ...AND, WHAT ABOUT DEALINGS WITH OUTSIDE SHAREHOLDERS, SUPPLIERS AND PARTNERS?
-------------------------------------------------------------------------------

Shortly after Roger Farah, the very successful former Chairman of the Board of Federated Department Stores, joined Polo Ralph Lauren as its new President and Chief Operating Officer during spring 2000, we asked for a meeting (which we describe in Baron Asset Fund's shareholder letter that follows). One of the first questions on my mind was the one I asked last. "You couldn't exactly tell from Ralph's lifestyle that he's from the Bronx. How are expenses for his houses, cars, motorcycles and ranches treated?" Roger responded that this had been one of the first things he also had asked about before joining Polo. "Polo's books are pristine. It owns no personal assets of Ralph. In addition, it pays for no personal expenses of Ralph. Ralph's conservative and appropriate in all respects and errs in favor of Polo in all areas. He's a very straight guy." Score one for Polo's outside shareholders.

In February 2001, after Polo's shares had more than doubled in price in the past nine months, we met with Roger again (there were several...at least nine...intervening calls and meetings with Ralph, Roger, Doug, Lance, Nancy et al since). "How is Polo doing in its efforts to cut

BARON FUNDS
-------------------------------------------------------------------------------

duplicative expenses using inside and outside vendors? And, how is Polo doing in its opportunity to integrate some of its partnership interests into the company?" Duplicative expenses are being reduced but Ralph feels that outside vendors who have based their businesses on providing services to Polo should be given time to replace the business they will lose when Polo internalizes these functions. Further, when Polo repurchases its licensees, in many instances it has the contractual ability to pay his long term partners nothing despite their strong support for many years. Ralph feels this unfair and has refused to take advantage of these businessmen, as well.

Invest with good people. We think that's the key. It will pay dividends in presently unforeseen ways.

AM I STILL COMPETITIVE?
-------------------------------------------------------------------------------

One of my best friends from high school days at New Jersey's Asbury Park High School is now a full time doctor and part time windsurfer in Palo Alto. Neither he nor his wife had ever visited Las Vegas. Jack and I decided with our wives to spend a long weekend there in February. When Judy and Joan found a new makeup store, Jack and I wandered into a Bellagio men's shop. Jack and I quickly decided we each needed a new belt. After we chose the same leather belt, we had to decide on the appropriate size. Of course, the saleswoman helping us didn't immediately realize that neither of us could allow the other to buy a smaller sized belt. After about a half hour, she got it. Jack and I finally settled on buying the same sized belt, a little bigger than we wore in high school, but not much. Is that competitive? And that's the way I am, often to my wife's dismay, in jogging, skiing, picking stocks, and just about everything else.

BACK TO BASICS! WE'RE
HIRING!
-------------------------------------------------------------------------------

We think we're in for an extended period when fundamental business prospects will again be relevant for share prices. It's back to basics, analysis of business fundamentals, our strength.

We're hiring! Following the merger of Donaldson Lufkin Jenrette and CSFB, we were able to add two young, five year veteran, media, cable and telecom analysts to our existing ten person analyst team (eleven, if you count Morty). Both Paul Vogel and Geoff Jones were trained by a senior DLJ banker, a friend of mine for nearly thirty years. If you're a star research analyst or portfolio manager, or know someone who is, with at least five years intense research experience, a great track record, a strong educational background and are a "PHD," as defined by another good friend as "poor, hungry and driven," don't be shy. Either call, click or visit Morty Schaja, Cliff Greenberg or me at (212)-583-2000 or info@baronfunds.com. Of course, it's just as important to us that you not only understand what a growth business is, but also what it's worth. We also think it's important that, to borrow a phrase from the head of minority student recruitment at Harvard, "You must have a more expansive view of yourself than your family, friends and community should expect." We're looking forward to hearing from you.

Sincerely,


[Signature Omitted]

Ronald Baron
Chairman, CEO and
Chief Investment Officer

March 31, 2001

[REGISTERED LOGO]

1   BARON ASSET FUND



PERFORMANCE...................................................................6
DIVERSIFICATION...............................................................7
"MASS" VS "CLASS".............................................................8
RECENT DEVELOPMENTS...........................................................9
NEWS BRIEFS..................................................................13






767 Fifth Avenue
NY, NY 10153
212.585.2100
1.800.99.BARON
baronfunds.com


BARON ASSET FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2001

[Picture Omitted]
Ron Baron, Portfolio Manager

DEAR BARON ASSET
FUND SHAREHOLDER:

PERFORMANCE


Performance for Baron Asset Fund during the March '01 quarter was disappointing. It has also been disappointing for the past twelve months. Further, since our gains from 1998 through 2000 were moderate, we have not made a great deal of progress since Spring 1998. This has been the longest period of lackluster results we have experienced. I feel this performance shortfall most acutely, not just as your fund's portfolio manager, but also as a fiduciary, and as the Fund's largest individual shareholder.

During the two year period ending March 2000, technology and Internet stocks soared. Baron Asset Fund's more mundane "old economy," non-tech, "sunrise" small and mid-cap growth businesses were growing, but their stock prices kept falling anyway. Our old economy, growth stocks, about half of our portfolio, have been in a year long bull market, doubling in many instances in the past twelve months. On average, however, they have just recently returned to levels reached three years ago! This is although their businesses are much larger. Polo Ralph Lauren has increased its earnings 40% during the past three years. Its share price is little changed. Vail Resorts has increased its cash flow in the last three years nearly 50%. Its share price is little changed. Smart & Final has increased its same store sales and operating earnings significantly in the past three years. Its share price is little changed. Libbey Glass has increased its earnings 40% in the past three years. Its share price is little changed. Choice Hotels nearly doubled its earnings per share since 1998. Its share price is little changed. Ethan Allen has nearly doubled its earnings in the past four years. Its share price is little changed. We own many more businesses like this, education stocks are another great example, but I'm sure you get the idea. I take comfort from my experience that we have usually earned our biggest returns after we've been shareholders in a business for two or three years. I still find it unusual, however, that for so many of these companies their business growth is not yet reflect in their stock prices.

During 1998 and 1999, when our "old economy" growth stocks listed above performed so poorly, many of our favorite long term investments, purchased years ago at value prices when they were small cap stocks, grew strongly. Their stock prices reflected this and multiplied several fold in just a few years. Included in this category are our media and communications stocks as well as businesses like Charles Schwab, Flextronics, Robert Half, Dollar Tree, Hispanic Broadcasting, Univision and NTL. We sold a large portion of these investments, including more than half our holdings in Charles Schwab, Flextronics and Hispanic Broadcasting, in the past two years at prices on average well more than twice current levels. We have earned many, many times our original costs on these investments. We did not sell our entire holdings because we believed, and still do, that these businesses continue to have substantial growth potential. Charles Schwab has an opportunity to increase profits fivefold in the next five years. Flextronics can increase its business nearly eight fold in the next seven or eight years. Dollar Tree has the potential to operate 7000 stores, not 2000. And, the

BARON ASSET FUND
-------------------------------------------------------------------------------

list goes on. In hindsight it was certainly unfortunate for us that we didn't sell more. Especially since the growth rates of most of these businesses have recently slowed dramatically with the onset of recession and nearly all their stock prices have fallen at least 50% in the past twelve months! But, our worst mistake was not liquidating more of our media and telecom holdings, especially if they were leveraged, when they reached unusually high valuations partly the result of the tech/Internet frenzy.

Our "old economy" "sunrise" businesses continue to grow, although perhaps a little more slowly, and their stock prices remain cheap. We think our long term growth stocks such as Schwab, Robert Half, Four Seasons and Dollar Tree, as well as our radio and television businesses and our principal communications holdings, are now value priced as well. We therefore feel our investment portfolio offers strong appreciation potential, both over the long term and the near term. Of course, as our lawyer never tires of reminding us, we obviously can make no assurances this will be the case.

The annual performance for the past ten years and the quarter ended March 31, 2001 is illustrated below in Table I.

Table I. Performance of Baron Asset Fund for the past ten years and quarter ended March 31, 2001.

                                      BGF       R2000       S&P500
1991                                 34.0%       46.0%        30.5%
1992                                 13.9        18.4          7.7
1993                                 23.5        18.9         10.1
1994                                  7.4        (1.8)         1.3
1995                                 35.3        28.5         37.5
1996                                 22.0        16.5         23.0
1997                                 33.9        22.4         33.4
1998                                  4.3        (2.6)        28.6
1999                                 16.3        21.3         21.0
2000                                  0.4        (3.0)        (9.2)
Q1 `01                              (16.6)       (6.5)       (11.9)


Baron Asset Fund's 03/31/01 median market cap is $2,094 million.

BARON ASSET FUND'S PORTFOLIO IS DIVERSIFIED AGAINST SECULAR STOCK MARKET
RISK...
-------------------------------------------------------------------------------

Baron Asset Fund's investments are diversified. It holds significant investments in (1) "sunrise" small cap growth businesses like education, leisure, healthcare and "baby boomer" services; (2) long term holdings of well established growth businesses purchased when they were small that have recently become "value" stocks again; (3) businesses with unrecognized strategic values; and (4) value priced media and telecom shares.

 ...51% OF ASSETS IN "SUNRISE", NONTECH, SMALL AND MID-SIZED GROWTH BUSINESSES AT VALUE PRICES...
-------------------------------------------------------------------------------

 ...growth businesses such as glass manufacturing, radio, furniture, resorts, chemicals, retail, healthcare, hotels and education. As another investor with a similar value bent toward nontech growth stocks recently reported to his shareholders in his annual letter, "Silicon Valley must be quaking in their boots!" The share prices for many of these businesses have been in stealth bull markets since March 2000.

Many of our stocks still sell for just 10-15X 2001 earnings, which are expected to increase at least moderately this year. These include Polo Ralph Lauren, Sun International, Ethan Allen, Libbey, Choice Hotels, Industrie Natuzzi, Manor Care, Smart & Final and OM Group.

Businesses like Saga Communications and Vail Resorts sell for 7-8X cash flow that should increase at least 12-15% in 2001. Our education businesses like

GRAPH INFORMATION

                PERFORMANCE FOR THE QUARTER ENDED MARCH 31, 2001


             BARON ASSET       S&P      RUSSELL
                FUND           500*      2000*
             -----------      ------    -------
              (16.6)%         (11.9)%    (6.5)%

                         ANNUALIZED PERFORMANCE FOR THE
                         FIVE YEARS ENDED MARCH 31, 2001


             BARON ASSET       S&P      RUSSELL
                FUND           500*      2000*
             -----------      ------    -------
               7.6%           14.2%       7.8%

                     CUMULATIVE PERFORMANCE SINCE INCEPTION
                      JUNE 12, 1987 THROUGH MARCH 31, 2001


             BARON ASSET       S&P      RUSSELL
                FUND           500*      2000*
             -----------      ------    -------
              540.2%         445.0%      244.5%

*S&P AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

BARON ASSET FUND
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DeVry, Apollo and Education Management have well defined prospects to increase their earnings 20-25% per year while earning more than 20% per year on equity for the next five years. There are only 15 publicly held businesses to have done so during the past five years. These three businesses, all long term shareholdings of Baron Asset Fund (we have been a major shareholder of DeVry since 1991), are among them. Education businesses' prospects are nearly recession resistant. As a result, their stocks currently sell at a premium to their growth rates. Another company with potential to perform the same feat during the next five years is insurance data base provider ChoicePoint. Choice-Point also sells at a moderate premium to its 20-25% annual growth rate. With continued increased market share gains of direct marketed automobile liability insurance...it's cheaper than agent marketed insurance...earnings growth for this business also seems recession resistant, especially since direct marketed insurance is cheaper than insurance sold by agents.

 ...18% IN CHEAP, WELL ESTABLISHED "GROWTH STOCKS," OUR VERY LONG TERM HOLDINGS, THAT HAVE AGAIN BECOME "VALUE STOCKS"...
-------------------------------------------------------------------------------

These businesses were purchased at value prices many years ago when they were small cap businesses and have been among our most successful investments over the long term. Their share prices have recently fallen at least 50% from peak levels. Although growth for these businesses has recently slowed, we expect this to be the case for only a short period. Growth rates for these businesses should increase sharply when the recession ends. Businesses included in this category are Schwab, Flextronics, Univision, Robert Half, Dollar Tree, Four Seasons, et al.

 ...14% IN "GROWTH/ASSET PLAYS" AT BIG DISCOUNTS TO CURRENT VALUES:
-------------------------------------------------------------------------------

We believe these businesses are currently valued for substantially less than their current asset values or strategic acquisition values...which are increasing. This is the case with Alexander's, Southern Union, and Sotheby's.

 ...AND, 13% IN MEDIA AND TELECOM AT VALUE PRICES...
-------------------------------------------------------------------------------

Our media and telecom businesses, although larger than a year ago, are now growing more slowly. The recession has had an important negative impact on national advertising in the case of media businesses. Booming capital markets that were a prelude to the recession allowed many communications businesses to over invest in facilities. This resulted in current excess capacity for many communications businesses. The principal businesses in which we've invested are less affected than most and have significant competitive advantages and important barriers to protect against their competitors. They are now generally priced at least 50% lower than a year ago with valuations we believe very attractive...Included in this category are communications tower operator American Tower; rural telephony provider Citizens Communications; cable, telephony, high speed Internet access provider NTL; radio services provider Westwood One.

BARON ASSET FUND IS ALSO DIVERSIFIED BETWEEN "MASS" AND "CLASS"
BUSINESSES! "MASS": BIG OPPORTUNITIES. "CLASS": BUY ONE, GET ONE FREE!
-------------------------------------------------------------------------------

Our "mass" businesses fittingly purchased at value prices have, we believe, huge opportunities for growth. Such as retailers Dollar Tree and Smart & Final; furniture makers Ethan Allen and Natuzzi; baby boomer oriented, financial services provider Charles Schwab; moderate priced hotel franchisor Choice Hotels; glassware manufacturer Libbey; education businesses, DeVry, Education Managerment and Apollo; and our radio and television businesses.

We also have found value and opportunity in "class," marquis named, branded businesses like luxury hotels and vacation resorts Vail Resorts, Four Seasons Hotels and Sun International; life style, branded goods manufacturer Polo Ralph Lauren; and auctioneer Sotheby's.

BRINGING "CLASS" TO THE "MASS" (MARKETS)...
-------------------------------------------------------------------------------

All our "class" businesses, about 26% of our assets, have an opportunity to broaden their reach and accelerate growth by appealing to the "masses"... we do not think this opportunity is reflected in current share valuations.

That's what we mean by "buy one, get one free." We don't think investors have accorded value to the mass opportunities of our class businesses. It is difficult for a mass business to reach upscale consumers, e.g., you're never going to find a Polo or an Armani suit in Kmart or WalMart. Polo already earns a lot of money in its mass market outlet stores and has a big opportunity to broaden and youthify its brand with sport, jeans, t-shirts, etc. Sotheby's touches mass markets with its on-line auction business, sothebys.com, that is beginning to gain traction. Financial services is also a big opportunity. Vail Resorts can add moderately priced lodging nearby to allow it to appeal to groups and younger skiers with packages in off peak periods...as well as serve more skiers during peak periods when now you just can't find a room. Vail has huge upside since its mountain is only about 40% occupied throughout the 150 day ski season. Vail is also redeveloping its town to become a summer resort. Golf courses and resort hotels are being built for this purpose. Sun International

BARON ASSET FUND
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has added the "mass" oriented Mohegan Sun Resort and Casino in Connecticut and the Paradise Island Atlantis to its "class" Paradise Island Ocean Club. Look for more moderately priced hotel rooms on Paradise Island to boost profits from its infrastructure investments on that island...and additional ventures as well. Even Four Seasons, which has significant growth opportunities from its small base of 50 very exclusive hotels, 5-7 new properties are planned per year, has moved to broaden its appeal with time share attached to many new hotel developments.

Only Charles Schwab among our "mass" businesses seems to have a "class" opportunity. Its acquisition of U.S. Trust, provider of financial services to the wealthy, offers it the opportunity to provide advice to its core boomer clients as they age and become more prosperous...and offer more services to its important affiliated investment managers (SIM) immediately.

RECENT DEVELOPMENTS


SUN INTERNATIONAL. Reopens Ocean Club. Business strong.

When I was in college in the 1960's, my friends and I spent one of our spring breaks in Nassau. We feasted on freshly caught conch purchased for $.25 each from native fisherman as they docked their boats...and, to avoid paying a $.50 bridge toll to reach Paradise Island, we swam the 400 yards through waters traveled by tankers and cruise ships! When we crawled exhausted onto the island, we discovered the ruins of a picturesque, ancient monastery and one of the most beautiful beaches I had ever seen. About fifteen years ago, my family and I returned to Paradise Island and spent several consecutive Christmas vacations at the luxurious Ocean Club. The monastery was still there and the beaches were just as spectacular as I remembered them. But, we stopped going a few years later when the Ocean Club's service began to deteriorate...it frequently took two and a half hours to have a breakfast of cereal and fruit. It was obvious to me...and apparently to others as well...that not enough was being spent by the owner to maintain that facility. Confirming deteriorating service and poor property maintenance, the owner of Paradise Island, Resorts International, later filed for bankruptcy. Six years ago, Paradise Island was acquired out of bankruptcy by hotel developer Sol Kerzner's Sun International.

The changes since Sol's acquisition have been remarkable. The Atlantis has been refurbished in Disneyesque fashion and, with new themed towers, expanded so dramatically it would be difficult to recognize by vacationers who visited just six years ago. And, the service that had become so dreadful? Before Sol acquired the property for Sun, he chartered planes for Bahamian government leaders and union officials to visit the Sun City Resorts in South Africa Sol had built. This to show what service was possible and necessary to provide guests with a great vacation experience...and, to establish a viable employer for the Bahamian island then suffering with a depressed economy. Sol believed that if guests, employees and the Bahamian community were treated well, Sun could achieve a satisfactory return on its planned significant investment in a new Paradise Island resort and casino. And, boy, has it been successful. The resort's poor service has been corrected. Large numbers of well trained employees now tend to guests. Sun International has become the island's largest and preferred employer, offering good paying jobs and careers to individuals who previously relied upon government help for subsistence. Paradise Island, which earned $6 million in 1993, the year before it was acquired, after a net investment of almost $900 million including its cost of acquisition, could earn about $132 million in 2001! And, 130 acres with the potential to about double its rooms with less than commensurate costs remain.

In early December, we visited Paradise Island for the reopening of the expanded Ocean Club. The hotel is nothing short of spectacular. While I had seen the plans for the expanded club and renovated golf course, I hadn't visited the island for more than a year. The Ocean Club was doubled in size to 108 rooms and following its renovation and expansion, is competitive with the very best resorts in the Caribbean. For a very upscale and romantic holiday with your husband or wife, we recommend you try the Ocean Club. For a family vacation, try Sun's nearby Atlantis a few hundred yards down the beach from the Ocean Club. The Atlantis, water themed to evoke the feeling of ruins of its namesake lost continent, is spectacular in its own right. But, it's more kid friendly. Atlantis' hotel rooms overlook a six story tall Mayan pyramid with a water slide that carries its screaming swimmers through a shark tank...an enclosed glass tube protects the swimmers, of course.

After a failed attempt to "go private" at $24 per share last year which we strongly opposed, Sun repurchased five million shares at that price and an estimated two million additional shares at somewhat lower prices. Sun's Atlantic City resort was recently sold for $140 million and lots around its Paradise Island golf course were sold for about $100 million. To the likes of Wayne Gretsky and Michael Jordan. Which, we believe, will only add luster to this resort. The expanded Ocean Club and its reopened golf course should add about $10 million to the property's income this year. Income gains from Paradise Island, however, will only about offset the income lost when its Atlantic City hotel was sold. In 2002, Sun's income should increase sharply. Its management agreement for the Connecticut based Mohegan Sun was recast in 1999. Income

BARON ASSET FUND
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from that property will jump in 2002 about $15 million after the property's expansion is completed. With a further $15 million income growth on Paradise Island, Sun's earnings in 2002 could jump about 50% to more than $3.00 per share. Its stock certainly seems cheap to us for a unique business whose shares are now selling for a little more than 7X that estimate.

POLO RALPH LAUREN. New executives impact business favorably.

Recent sales for many retailers have been quite disappointing. Since November, malls and department stores have appeared empty both on weekends and during the week. I nearly crashed into Doug Williams, executive vice president of Polo Ralph Lauren and one of the rising stars of that business, when I was leaving my office one evening in late December. I told Doug, "We have a large investment in Dollar Tree. They have had a very difficult period since November and told us that both strip and mall-based retailers, from Target to Walmart to Nordstroms, are having a very disappointing period. But, Morty recently visited the Polo flagship store on 72nd street where the manager told him that store was having a hard time keeping merchandise in stock! What's going on?" Doug responded, "Department stores, as Ralph has lamented for years, have been taken over by the accountants. The merchants are gone. Service is terrible. They've become virtually self-service, help is so scarce. Merchandise is unattractively displayed in piles, not neatly stacked in appealing displays. It's amazing they have done as well as they have for as long as they have. In the current challenging environment, that's certainly not helped since almost everyone feels poorer, just look at the stocks you own, it's caught up to them. Our store on 72nd street's merchandise is displayed well, befitting a premium product. And, the service we offer befits a luxury product. That store is doing very well."

Of course, as usual, Doug was right. When I began to follow retail businesses at the start of my career as an analyst in the early 1970's, one of my early investments was Hess's Department Stores in Allentown, Pennsylvania. Hess's was at the time run by Phil Berman, one of my first mentors, and Irwin Greenberg, a member of our Fund's Board of Trustees since Baron Asset's inception. When I visited Hess's during Christmas seasons, there was always a "buzz" in its main store. As premier merchants, Phil and Irwin used special events to draw consumers. Like circus performers on high wires above the main floor. Just like the Circus Circus' events on the floors of its Las Vegas casinos and, of course, on an even grander scale, like Steve Wynn's volcanos and white tigers, porpoises, dancing fountains, incredible acrobatic and magic shows and pirate battles intended to draw Las Vegas' tourists into his casinos. That showmanship is no longer evident in most retailers, hotels or casinos. There are exceptions, of course, like Sun International's highly themed, Paradise Island Atlantis resort casino; like Four Seasons' superbly designed luxury hotels with unparalleled guest services; and, like Alfred Taubman's flamboyantly designed Sotheby's art department store on York Avenue in New York City. We suppose it's no accident that the results of financially driven businesses are nowhere near as attractive as those achieved by the entrepreneurs of days past who had the flair of showmen. Not surprisingly, Hess's was acquired in 1977 at about twice our purchase price a year earlier. Mirage Resorts was acquired last year for about twenty times our initial purchase price in 1987.

Polo has become a very successful and large business on the strength of Ralph Lauren's taste, style and vision. It had not been as profitable as it could be. We expect the addition of Roger Farah, the former chairman of Federated, as Polo's President and COO, to change that. In the year since Roger's been at his job, Polo has added a great deal of sorely needed structure to its business. A new CFO, HR person and logistics executive have helped. The result? Polo's margins have begun to improve noticeably. Capital expenditures have been sharply curtailed since infrastructure costs to serve slow growing domestic department stores were too high. Europe is now an increased focus and represents a very large opportunity. Also a big idea is the emphasis being placed on high end accessories for its stores and greater focus in those stores on luxury goods. Polo's stores had a terrific Christmas. Among the dozens of changes implemented by Roger were requiring Polo executives to work on floors on Saturdays during the Christmas season to see firsthand what was happening. And, requiring top Polo executives to travel with Roger around the country during the holiday period to visit stores and observe trends in markets other than their own. Roger also asked his vendors to stock his specialty stores and, with their personnel, maintain inventories. These are among the things department stores require of their vendors that specialty stores typically do not.

With initiatives underway to boost sales growth and better control capital allocated to its business, Polo's profits seem likely to increase sharply in the next several years. Despite a difficult economy, we expect Polo to earn $1.95 per share in March 2002, 15% more than last year. Not bad for a company now selling for a little more than 12X that estimate.

VAIL RESORTS. Record season. Development focused.

"Ron-wake up! The ski business is like farming--totally weather dependent" was the headline of a well-reasoned

BARON ASSET FUND
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and thoughtful shareholder e-mail argument against our investment in Vail
Resorts.

Vail Resorts owns Beaver Creek, probably the most luxurious ski resort in America; Keystone and Breckenridge, two other terrific, very popular, fast growing ski resorts closer to Denver that serve a younger demographic; and Vail, the best ski mountain in not just North America but, probably Europe as well. Vail at 7000 acres is several times the size of most large U.S. resorts. Colorado is 4000 feet higher than the Alps and, as a result, offers more assured weather. Although the Alps are unbelievably beautiful, their weather is inconsistent, more akin to that in the north eastern United States than the Rockies. Vail consistently receives more than 350 inches of snow per year...and it's sunny 90% of the time. Even in the two, back to back, "once in a hundred years," snow challenged seasons of 1998 and 1999, it snowed well over 300 inches and Vail had a snow base of 35 inches by Christmas.

Vail is focused on its efforts to redevelop and rehab that town, with great environmental sensitivity, of course. The potential to add hotels and entertainment facilities like a world class spa and health resort offer Vail the opportunity to improve and secure its growth prospects. These amenities will provide a better vacation option for families and boost demand in "shoulder" and non-ski season periods. In the process, it will not only offer its seasonal guests better value but provide its town's year round residents with a more attractive home. The current development of golf courses provides its fledging summer business, now about 12% of annual revenues, an attractive amenity. Vail attracts not just wealthy and famous sports and entertainment celebrities, but also the powerful (see vignettes following). Its appeal to these individuals broadens Vail's attraction to anyone else who wants to "people watch." And, apparently that's most of us if you give any credence to ratings of the Oscar and Emmy award t.v. shows as well as the success of t.v. shows and magazines devoted to movie stars' private lives. Vail's challenge is to make its town more accessible and affordable which we think they will. In the meantime, with well defined 15% annual cash flow growth prospects, this spectacular resort company sells for just 7.6X estimated forward cash flow.

President Ford. During my family's Christmas vacation this year (we figure that if we're going to spend money at a resort we might as well help Baron Asset Fund's investments) Vail's Chairman, Adam Aron, invited our sons and me, my wife had the flu, to meet the former President at a cocktail party in a small Vail tavern before the former President was scheduled to light the Vail Christmas tree. And, prior to the town's rabbi, at the same ceremony, lighting the town Menorah to commemorate the third day of Chanukah. Adam had not yet arrived, and my boys and I were drinking water to help us with the altitude when the former President walked to the bar to order hot chocolates for his wife, his young grandson and himself. I had never before shaken hands with a President, but I introduced myself and asked if he would mind also shaking hands with my sons. President Ford graciously did so and then walked over to his seat at a table by the wall. Adam then appeared. "I want you to meet the President," he told me. "I already have," I replied. "No, I mean really meet the President. Come over here." Adam motioned for me and my sons to join the President, his wife and grandson at their table. The President then spoke with us for about ten minutes. "Mr. President, you're in incredible shape! You don't look any different than I remember you when you held office. How do you do it?" "I swim a quarter mile a day twice a day," the 86 year old former U.S. chief executive told us. He then told us how he played center for the championship University of Michigan football team in 1933. "We all played nearly 60 minutes, offense and defense. And there were no hash marks. Where ever the tackle was made, regardless of how close to out of bounds, that was where the next play was marked." As the leader of the House, he had passed legislation to abolish the electoral college but, it had failed to pass the Senate. The President felt this change would never be ratified by the required states necessary to amend the Constitution. This was because small states would lose influence and would vote against it. I then asked him how he came to Beaver Creek. "I began to ski with Betty in the northeast 60 years ago. We began to ski in Beaver Creek more than 30 years ago and loved it! When we left the White House in 1976, we decided to move here. It was then just a small village but had about the best skiing we had ever seen." We finally excused ourselves. "Wow! That was awesome!" Even our New York City born and bred sons were impressed.

Later that evening at Adam's home, money manager Dick Strong, my friend for 25 years, and I spoke with Senator Evan Bayh. Dick has a home in Vail. Senator Bayh and his family love to vacation in Beaver Creek. Dick questioned the Senator last year about Congressional health care initiatives; this year Dick did not shy from offering the Senator his view of the markets. "Not good," Dick opined. "We're in a recession and the market's going to go down a lot." Good call, Dick. Senator Evan Bayh is the son of Indiana Senator Birch Bayh, one of John Kennedy's potential vice presidential candidates more than 40 years ago. The Senator, at age 32, had been chosen as his state's youngest governor. Before his election to the Senate, Senator Evan Bayh had practiced law for a couple of years and joined a number of corporate boards. Although Senator Bayh would certainly not be

BARON ASSET FUND
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considered "wealthy" as that term is used in this country, due to his savings during this period and his wife's job, he has been able to pay off the mortgage on his home and his family's lifestyle is secure. Comments from the Senator we through you might find of interest? We certainly did. "Greenspan. If there's a falloff in final demand, he will certainly lower interest rates significantly. If there's a decline in productivity, however, it's not as clear." "Drug companies? I tell my friends in the Senate that if you tax drug companies more and their return on investment for research declines, they won't spend money on research. They'll invest in fibre optic cable, or something else that offers unregulated high returns on investment, instead. We need these businesses to invest in health care research." "Education? We spend billions for services. But, nothing to test the results our students achieve." Senator Bayh was one of seven moderate Democratic senators invited to visit President-elect Bush in Austin in December to discuss the President-elect's education initiatives. Of course, the President-elect was seeking not just advice but support from these Democratic Senators for his proposals. The Senator, a possible Presidential candidate himself one day, returned to Washington to report to the Democratic Senate leader. "The President-elect is quite knowledgeable and well-spoken about education....we underestimate him at our peril."

The following morning, we tuned to CNBC before we started our skiing day. "Dana Telsey, Bear Stearns' star retail analyst, won't be able to join us this morning," the announcer intoned. "She is traveling today." "Dad, it's a lot more fun to meet Presidents and Senators than businessmen and analysts," commented our younger son Michael. "Dana Telsey is going to be on CNBC?!! How impressive is that? She was my BABYSITTER!" [Dana worked for me as my assistant for seven years. It was her first job after she graduated college and, yes, when my wife and I were totally desperate, she did baby sit for our boys.]

DEVRY. Begins to offer Bachelors degree on-line. Acquires Stalla, preeminent instructor led CFA review course.

DeVry is our ultimate "feel good" investment. And, by the way, we have earned nearly 30X our money on this investment since 1991. DeVry's mission in life is to provide an accredited college degree; engineering, electronics and computer skills training; and job placement in a desired career for students who might not otherwise be able to attend college. In the process, DeVry enables young men and women, some of whom might otherwise have to eventually rely on government assistance, to become educated, begin careers, provide for their families and pay taxes. About 40% of DeVry's students are minorities, more than 60% receive either state or federal financial assistance. A large percentage of DeVry's students are the first in their families to attend college. Another statistic we found especially interesting: last year DeVry graduated 29% of the engineering students in Illinois! DeVry regularly wins good corporate citizens awards and awards for ethical business conduct.

DeVry University's 18 campus network is accredited by the same organization, the North Central Association, that accredits such not for profit institutions as the University of Chicago and the University of Illinois. DeVry is probably the most highly regarded for profit institution by its not for profit peers with respect to its innovative curriculum and strong practical results. Most colleges have no great incentive to innovate and change their curriculum. Not so for DeVry. Suggesting curriculum changes to DeVry regularly are such businesses as IBM, Intel, Motorola, Hewlett Packard and Cisco, all of whom are important employers of DeVry graduates. These businesses are solicited for their suggestions about subjects and skills that would be desirable for their employees to learn.

Last year DeVry was approved to offer a Bachelors degree program on-line. Since much of DeVry's course content requires individuals to interact with equipment, we had assumed its curriculum to be location dependent. However, there is apparently great "bricks and clicks" potential for its program that will provide this 48,000 undergraduate student university with competitive advantage. On-line students have the potential to add at least 10% to its undergraduate student enrollment within the next five years further bolstering DeVry's growth prospects.

In January, DeVry acquired Stalla, the leading, instructor led CFA review course provider. There were 80,000 CFA tests given in 2000. In 1998, there were 35,000 such tests administered. Stalla is a very good strategic fit with DeVry's Becker Conveiser, its very profitable, leading, instructor led CPA review course provider. Although there are 200,000 CPA exams given each year, tests taken are growing slowly. About half the individuals who take this test take the Becker prep course. DeVry has the potential to offer both CPA and CFA instruction, as well as other accounting and financial accrediting tests, on-line as well as at physical locations.

DeVry continues to add two new campuses each year to its 18 undergraduate campuses, 4-6 new sites per year to its 39 Keller Graduate Schools. With continued physical campus expansion, moderate annual tuition increases, continued enrollment growth at existing schools and good potential for its professional credential review courses, it seems likely DeVry will continue its unbroken string of 20% plus earnings growth and 20% plus annual return on equity performance for quite a while. As we have already reported, DeVry is one of just 15 publicly owned U.S. businesses

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BARON ASSET FUND
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that has achieved 20% annual growth and 20% return on equity during the past five years. Therefore, the justification for a modest p/e premium to its long term growth rate.

Susan Robbins and I spent a day in February with DeVry's operating executives at their offices in the suburbs of Chicago...where, it seemed there was almost as much snow as in Vail! Before flying home early that evening, we toured two DeVry undergraduate campuses with their deans. After a full day discussing undergraduate curricula design, student recruitment, student aid, remedial instruction, graduation rates and job placement, as well as on-line instruction, Keller grad school's program and credential review courses, whew!, and then watching DeVry students at work in classes, labs and libraries, we left. Delighted we were lucky enough to invest years ago and just as excited as ever about DeVry's growth prospects. These visits make it more obvious, even, than our regular phone conversations with their executives and their visits to our offices.

NEWS BRIEFS
-------------------------------------------------------------------------------

SOTHEBY'S. United States District Court judge issues strongly pro-shareholder fee award in class action that should reaffirm your belief in truth, justice and the American way. In February, a United States District Court judge in New York approved a $70 million class action settlement to be paid to Sotheby's shareholders. Plaintiff's counsel had sought a $10.5 million fee...which the judge reduced to $1.25 million! The court found plaintiff's counsel's fee request "unwarranted" and "not appropriate" since the settlement was dependent principally upon facts "extrinsic to the work of counsel." Baron is the largest shareholder claimant in this case. Plaintiff's counsel is appealing the decision.

SMART & FINAL continues to achieve strong 2001 results in its cash and carry institutional foodservice stores...double digit comp store sales gains in Florida, a little less in northern California and moderate single digit comp sales gains in southern California. This is better than virtually all other food retailers despite a very difficult environment, e.g. California power outages, uncertain beef demand and a recession. These results obviously lend credence to our assumption of underlying strong demand for their services. In addition, its problem plagued Florida foodservice business is doing much better, and its California foodservice business is on the mend.

THANK YOU FOR INVESTING IN BARON ASSET FUND
-------------------------------------------------------------------------------

We recognize that, for most individuals, deciding how to invest your hard earned savings, even whether to invest your hard earned savings, to pay for your children's education, a new home or your retirement is one of your most difficult decisions. We're certain it must be even more difficult now since so many stocks, especially Internet, technology, media and telecom businesses, have recently fallen so dramatically...during the first "bear market" many of you have ever experienced. And most financial news reports now seem so pessimistic.

We believe that long term investments in a diversified portfolio of stocks are attractive for most individuals, regardless of how old you are. A very large percentage of your assets in stocks if you're young, a lesser percentage as you get older. Although "bear markets" negatively impact the value of your current holdings, they allow you to purchase growing businesses at value prices, a circumstance that has not always been the case during the past few years. One of my good friends recently had dinner with an 80 plus year old very successful investor. "I just buy good companies, avoid debt and hold on for the long term," was the unsolicited advice our friend received.

Baron Asset Fund's investment thesis is relatively uncomplicated. Baron Asset Fund invests for the long term in growth businesses purchased at what we believe are attractive prices. Buying stocks at attractive prices reduces risk, we believe. We try to invest in businesses that will likely double in size, profits, cash flow or asset value in three to five years. We assume that if a business doubles in size, over the long term, so will its stock price. We, of course, cannot be certain we will continue to achieve our objectives. But, if we don't, it won't be because we're not trying...hard. Our results, as outlined above, have clearly fallen short of our goals during the past three years.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine whether Baron Asset Fund continues to be an attractive and appropriate investment for you and your family. We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.

Sincerely,

[Signature Omitted]

Ronald Baron
Chairman and
Portfolio Manager
March 31, 2001

[REGISTERED LOGO]


2   BARON GROWTH FUND



PERFORMANCE..................................................................14

INVESTMENT STRATEGY..........................................................14

RECENT PORTFOLIO ADDITIONS...................................................15



767 Fifth Avenue
NY, NY 10153
212.585.2100
1.800.99.BARON
baronfunds.com


BARON GROWTH FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2001

[Picture Omitted]
Ron Baron, Portfolio Manager


DEAR BARON GROWTH
FUND SHAREHOLDER:

PERFORMANCE
-----------

Baron Growth Fund's performance for the three months ended March 31 was disappointing. The Fund lost a little more than the small cap Russell 2000 index, the index we think the Fund is best measured against, but, significantly less than the S&P 500 and NASDAQ indexes. Beginning in March 2000, our small cap investments in such decidedly "old economy" businesses as education, health care, furniture, retailing, resorts, business services, oil services, chemicals, utilities, institutional glasswares and finance have been very good performers. These businesses have grown significantly during the past three years but their stock prices, even after the good performance during the past year, are, on average, about the same level now as three years ago! These businesses remain our focus and continue to be, in our opinion, undervalued at 10-15X earnings for 15% long term growth businesses, 7X cash flow for 12-15% growth businesses and 50% of asset values for businesses that have the potential to double in size in four or five years.

During the past year, our investments in communications, normally valued based upon the current discounted value of future cash flows, have been terrible performers. Their share prices have given back a large part of their gains during the past three years. This is although these businesses are also much larger now than then. The principal problem? Communications businesses had ample opportunity to access capital markets at very low cost during the two years ended March 2000. They sold equity, increased their indebtedness and made acquisitions. In the process, excess broadband communications capacity in the short term was built at the same time capital available to these businesses was no longer available. Our communications investments are no longer important holdings for the Fund. They were either sold or have fallen sharply in price.

We remain hopeful that our Fund's performance will soon better reflect the performance of the underlying businesses in which we are part owners. The performance of the Fund since its inception in 1995 is illustrated below in Table I.

Table I. Performance of Baron Growth since inception.

                                            BGF        R2000       S&P500
1995                                       52.5%        28.5%        37.5
1996                                       27.7         16.5         23.0
1997                                       31.1         22.4         33.4
1998                                        0.1        ( 2.6)        28.6
1999                                       44.7         21.3         21.0
2000                                      ( 4.6)       ( 3.0)        (9.2)
Q1 `01                                    ( 7.8)       ( 6.5)       (11.9)


INVESTMENT STRATEGY.
FOCUSED ON SMALL CAP
GROWTH BUSINESSES
PURCHASED AT VALUE
PRICES...
-------------------------------------------------------------------------------

During the past year, Baron Growth Fund has refocused its investment portfolio on smaller growth businesses that, in our opinion, we can purchase at prices that do not yet reflect their growth prospects. Included among our new purchases are donut maker Krispy Kreme, store coupon provider Catalina

BARON GROWTH FUND
-------------------------------------------------------------------------------

Marketing, fixed income investment manager Blackrock, hotelier Extended Stay, on-line college University of Phoenix On-Line and oil service company Chiles Offshore. We expect to make more new investments during coming months.

Holdings of existing small cap businesses were increased. Among those investments we added to are resort owner Sun International, cash and carry food wholesaler Smart & Final, chemical manufacturer OM Group, furniture retailer Ethan Allen, institutional drinking glass, china and flatware supplier Libbey, smal town radio broadcaster Saga Communications, ski resort Intrawest, oil services business Seacor, hotelier Four Seasons, advertising business Getty Images and healthcare financing business DVI. Non-tech all, but all with strong secular growth prospects and profits growth that can often be enhanced by forward looking technology infrastructure investments.

Shares of larger companies held by Baron Growth...purchased years ago when they were small...were sold at many times their original purchase prices. This includes Charles Schwab, Flextronics, Hispanic Broadcasting, NTL. Smaller companies in which we had made mistakes were also sold to partly offset the large gains we realized from these sales. This portfolio restructuring is the reason Baron Growth Fund's long term capital gain dividend in December 2000 was far larger than normal.

It was, of course, lucky for us that we restructured the portfolio when we did. The businesses we sold, among our favorite investments during the past ten years, have been impacted by the recession (which we did not predict). Their share prices have all since fallen at least 50% (not unusual in the stock market decline during the past twelve months).

The Fund now holds just three investments with market caps above $2.5 billion, Apollo, Robert Half and Polo Ralph Lauren (just barely). These investments represent in aggregate only 6.3% of our portfolio. Apollo is a recent purchase that has since more than doubled from our original cost. Robert Half is one of our favorite legacy growth stocks. Its current $4 billion market cap is many times that when it was first purchased by Baron Growth Fund. We had sold a portion of our Robert Half shares at much higher prices, but that company's growth rate has slowed due to recession and its share price has since fallen sharply. We believe that slower growth for Robert Half will be short lived and that its current share price is unusually attractive. That business has the potential to nearly triple in size during the next five years; its stock price may do even better. Polo Ralph Lauren is another of our legacy growth stocks whose earnings could more than double in the next four years while its shares are selling for only a little more than 12X current after tax income. The Fund currently has no investments in businesses with market caps above $5 billion. The Fund's median market cap investment is currently below $1 billion, its mean market cap about $1 billion.

RECENT PORTFOLIO
ADDITIONS
-------------------------------------------------------------------------------

Krispy Kreme. Coming to a town near you. We bet you can't eat just one.

"Hey, Dad! I just saw on the Internet that Krispy Kreme is going public. You've got to look at it. I just heard them speak at the business school. They sounded great. Peter Lynch made bil-


                PERFORMANCE FOR THE QUARTER ENDED MARCH 31, 2001


             BARON GROWTH      S&P      RUSSELL
                FUND           500*      2000*
             ------------     ------    -------
                (7.8)%        (11.9)%    (6.5)%

                         ANNUALIZED PERFORMANCE FOR THE
                        THREE YEARS ENDED MARCH 31, 2001


             BARON GROWTH      S&P      RUSSELL
                FUND           500*      2000*
             ------------     ------    -------
                5.1%           3.0%      (0.9)%

                     CUMULATIVE PERFORMANCE SINCE INCEPTION
                     JANUARY 3, 1995 THROUGH MARCH 31, 2001


             BARON GROWTH      S&P      RUSSELL
                FUND           500*      2000*
             ------------     ------    -------
               225.5%        181.1%       96.2%

*S&P AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

BARON GROWTH FUND
-------------------------------------------------------------------------------

lions on Dunkin' Donuts. Maybe you can do the same with Krispy Kreme." That excited call came in April 2000 from David, our oldest son, then a sophomore in college. Using a portion of his summer earnings, David wanted to buy 100 Krispy Kreme shares in the high $30's after that company had gone public. (Of course to do so, David would have had to comply with our Code of Ethics, among the more stringent in our industry.) Cliff, who had by then purchased Krispy Kreme shares at lower prices, counseled David to "...be patient, you'll probably be able to buy the stock a little cheaper." Krispy Kreme soon afterwards became one of last year's most successful initial public offerings. Its share price nearly tripled to $110. David was nearly beside himself. When Krispy Kreme's share price fell into the mid $60's in the first quarter of 2001 before a planned secondary stock offering and two for one stock split, David felt he had been given another chance. "Let me know what you think," he asked me. I then asked Cliff to help me understand Krispy Kreme's business and Stefan Mykytiuk to refresh their due diligence before we met Krispy's executives again (Cliff and Stefan had already met with them several times both in New York and in their offices in North Carolina).

Krispy Kreme's first doughnut store opened in 1937. According to its January 2001 offering prospectus, "our place in American society was recognized in 1997 with the induction of Krispy Kreme artifacts into the Smithsonian Institution's Museum of American History." Four years ago, Krispy Kreme's management determined to expand this southeastern business dramatically...both in the United States and abroad. Management chose to introduce doughnut making "theatre" to its stores. Hot, fresh doughnuts now roll off production lines that are clearly visible to store patrons through glass walls. Krispy decided to franchise its stores to accelerate the company's national expansion... and its royalty and product mix revenue growth. Most of the United States is now subject to group franchises. In many cases Krispy Kreme itself also owns 21-59% of its regional franchisees.

One of the first businesses I studied and recommended as a rookie analyst in 1970 was McDonald's. Following the great success of that investment, we have since very profitably invested in several restaurant companies. Although never as profitably as that first lucky recommendation. But, looking at similar businesses for more than thirty years does have its advantages... Understanding restaurant economics is one of them. The basics? If you invest $1 million in a restaurant franchise, you would be considered successful if your store achieved annual sales of $1.25-1.5 million. This would allow your business to operate with a 20% profit margin after franchise fees but before capital charges and before a salary paid to yourself as management...after working lots of hours!

And, what are Krispy Kreme's store economics? Results, to date, have been spectacular. A new Krispy Kreme store costs about $1 million for building, land and equipment. Average sales of company owned stores last year approximated $3 million, including about 65% wholesale, off premise sales to local supermarkets, convenience stores and Starbucks. New franchise stores typically open with volumes of $100-150,000 per week! Without wholesale business. Its most successful new stores, San Diego and San Francisco, have opened with initial weekly volumes of a staggering $300,000! After about six months, new Krispy Kreme stores have managed to retain about 40-50% of opening week volumes. And then begin to grow same store sales when they add wholesale business. With annual store volumes of $3 million, we estimate Krispy Kreme franchisees can earn 30% operating margins, 100% annual returns on their investments! These are the best economics I have ever seen in the restaurant business...if these margins can be sustained, of course. While Krispy Kreme has just 174 restaurants, they plan to have more than 400 within the next five years. And we don't think even that may be enough. Dunkin' Donuts has more than 3600 U.S. units. Initially Krispy Kreme plans to concentrate on markets with more than 100,000 people. But, in a small 25,000 person town in South Carolina, there are two stores which between them achieve $3 million annual sales! (Warning to little New York guys...stay out of small South Carolina towns!)

Why the strong demand? A tasty, high quality product and little direct competition. A knack for self promotion. And, word of mouth (that's a pun) among consumers about the Krispy Kreme doughnut secret formula mix (reminiscent of Coca Cola?) and proprietary recipe. Krispy Kreme has been making its mix since the 1940's and claims not just its ingredient proportions but the temperature, time to mix and the method to bake its doughnuts are unique. This was confirmed by Stefan in his diligence with proprietor owned, small, pastry donut bakery shops.

"If you doubt the existence of cult brands that stir strange passions, watch for an opening of a new Krispy Kreme store-and the throngs of people, some camping out overnight, queing up for that first bite of a soft, sugary doughnut," noted Forbes on April 16 in an article titled "Cult Brands." Forbes distinguishes between cult brands and fads like hula hoops and razor scooters that take off like a rocket and quickly fizzle. "Cult brands...start small and build a steady following,"

BARON GROWTH FUND
-------------------------------------------------------------------------------

usually through word of mouth recommendations from satisfied customers, not through heavy promotional advertising." Krispy Kreme's hot/fresh doughnuts, with 97% unaided awareness in their home southeastern states, clearly fit Forbes "cult brand" definition. The company's potential to increase profits per share ten times in the next five or six years, before considering its expansion potential in small markets and international markets and the repurchase of franchisees, fits our definition of a growth stock... Even if it's more expensive than most of the businesses in which we usually invest.

CATALINA MARKETING. Supermarket services growing. Drugstores, international offer opportunity.

ChoicePoint, a data base service for insurance, businesses and government, has been a terrific investment for Baron Funds during the past two years. A great business with great prospects run by great people. We think it will continue to be a terrific investment for years and years to come since this business has not yet been widely heralded and its prospects are still under appreciated. ChoicePoint was Cliff's idea and, although both he and I worked on it, Andrew Peck did a lot of the "grunt" work. My recent marching orders to Andrew: "Find us more of these." And, with Catalina Marketing, we think he did. So, to be fair, I thought I'd let Andrew tell you about it in his own words which follow.

Catalina's core business is a centralized network of `coupon-dispensing printers' located at the checkout lanes of 16,000 supermarkets throughout the United States. As shoppers pass through a supermarket checkout aisle, a Catalina printer dispenses various types of money-saving coupons that are handed over to them for use during return visits to the supermarket. Each shopper receives a different assortment of coupons, based upon Catalina's proprietary algorithms that incorporate details of that shopper's particular purchase patterns - items purchased during that shopping spree, as well as items that the shopper may have purchased months earlier. For instance, a person who regularly buys only Pepsi might receive a `dollar-off' coupon for a six-pack of Coke, or he or she might get a coupon for fifty cents off the next bottle of Pepsi.

Catalina gets paid about 9 cents for each coupon that gets dispensed from one of its printers. Unlike the coupons that arrive in the Sunday papers and elsewhere, the Catalina coupons allow companies like Coke and Unilever to target particular shoppers with particular offers based on their actual purchasing behavior. These targeted coupons are much more effective than other types of non-targeted coupons at influencing purchasing behavior. As a result, companies pay Catalina a much higher fee for each coupon printed, and consumers actually redeem the Catalina coupons at a far greater rate. The company believes it can grow this business at a 15-18% rate for the next several years by adding more supermarket chains to its network, increasing the number of couponing categories, raising prices, and devising additional couponing products.

One of aspects of this business which we like is Catalina's position versus its competitors in the supermarket; in short, it has none. Each supermarket can comfortably accommodate only a single printer at the checkout counter, and Catalina's printers are currently installed in about three-quarters of all large U.S. supermarkets - there is no other company with a rival network. Catalina has invested approximately $200 million and more than ten years building out this technologically complex network, and it would be very difficult for a potential competitor to replicate something similar.

Catalina also has a modified version of its printer network that is designed for use within drug stores' pharmacies. Rather than offering money-saving coupons, the system is designed for drug companies to directly target consumers with information and advertisements for their products. It has only been a few years since the FDA began allowing drug companies to advertise directly to consumers, and this market is currently about $2.5 billion and growing rapidly. Catalina has contracts with three of the four largest drug chains (and is in final discussion with the fourth) to install a printer network throughout their pharmacies. The network is currently installed in about 7,000 pharmacies, and could be in 20,000 within a year. The company is already deriving advertising revenues from 24 of the 25 largest pharmaceutical manufacturers. This business does not yet make money, but within a few years it could potentially be the same size as the company's core supermarket business with similar profitability, doubling Catalina's revenues and cash flow.

There are several other business units that are currently losing money for the company, but which represent promising future opportunities. Catalina is making meaningful progress in expanding its supermarket network to stores in Europe and Asia. In addition, the company is currently testing a similar couponing system in mass merchants and pet stores, and believes that these and other new sales channels could prove quite profitable during the next several years. It also has an Internet-based couponing business that allows consumers to print coupons directly off their home computers for redemption at their local supermarkets.

BARON GROWTH FUND
-------------------------------------------------------------------------------

Catalina should generate about $500 million in revenues this year, with an eye-popping EBITDA margin of nearly 35%. The company has little net debt, generates about $60mm in free cash flow, and has an aggressive share repurchase program in progress. We expect Catalina to earn $1.30 per share this year, which will be depressed by about $.05-$.10 from the money-losing business units. Next year we expect the company to earn at least $1.70, as their pharmaceutical business ramps up and losses at these seed-stage businesses diminish. Earnings per share should be able to continue to grow at a 20-25% rate thereafter.

THANK YOU FOR INVESTING IN BARON GROWTH FUND.
-------------------------------------------------------------------------------

We recognize that for most individuals, deciding how to invest your hard earned savings, even whether to invest your hard earned savings, to pay for your retirement, a new home or the education of your children or grandchildren, is one of your most difficult decisions. We're certain it must now be even more difficult since so many stocks, especially Internet, technology, media and communications businesses, have recently fallen so dramatically...during the first "bear market" many of you have ever experienced. Not making it any easier to persist with your long term investing plan are current, unrelenting, pessimistic financial news and earnings reports.

We believe that long term investments in a diversified portfolio of common stocks are attractive for most individuals, regardless of how old you are. A very large percentage of your assets if you're young, a lesser percentage if you're older. Although "bear markets" obviously negatively impact the value of your current shareholdings, they allow you to purchase shares in growing businesses at value prices, a circumstance that has not always been the case during the past several years. We agree with the unsolicited advice recently given a good friend, one of our long time trustees, by one of his good friends, an 80 plus year old very successful investor. "Just buy good companies, avoid debt and hold on for the long term."

Baron Growth Fund's investment thesis is relatively uncomplicated. Baron Growth Fund invests for the long term in smaller growth businesses purchased at what we believe are attractive prices. Buying stocks at attractive prices reduces risk. But, of course, investing in smaller growth companies increases risk. We try to invest in businesses that will likely double in size, profits, cash flow or asset value in three to five years. We assume that if a business doubles in size, over the long term, so will its share price. We, of course, cannot be certain we will continue to achieve our objectives. As outlined above, we have clearly fallen short of our objectives during the past fifteen months.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine whether Baron Growth Fund continues to be an attractive and appropriate investment for you and your family. We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.


[Signature Omitted]

Ronald Baron
Chairman and
Portfolio Manager

March 31, 2001

[REGISTERED LOGO]

3   BARON SMALL
    CAP FUND



PERFORMANCE..................................................................19
OUTLOOK AND APPROACH.........................................................20
PORTFOLIO COMPOSITION........................................................21
CONCLUSION...................................................................22




767 Fifth Avenue
NY, NY 10153
212-585-2100
1-800-99-BARON
baronfunds.com


BARON SMALL CAP FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2001

[Picture Omitted]
Cliff Greenberg, Portfolio Manager

DEAR BARON SMALL CAP
FUND SHAREHOLDER:

PERFORMANCE
-------------------------------------------------------------------------------

Baron Small Cap lost 8.8% in the March quarter which is in line with the performance of the Russell 2000 and the S&P 500. The market has been extremely volatile in 2001 and we have made some subtle changes in our investment approach which we will discuss later in the report.

At the end of March, we had $650 million in the Fund, invested in about 50 stocks. The top ten holdings make up 41% of the portfolio. We remain concentrated by industry group also, however, we have reduced our exposure to media and telecommunications from a peak percentage of about 40% of the portfolio in the spring of 2000, to about 15% now, and increased our holdings in education and healthcare. The median market capitalization of our portfolio is about $900 million. We are finding ample investment opportunities that fit our investment and liquidity criteria.

During the quarter, our best performers were our education and radio stocks. Our education holdings (CAREER EDUCATION, APOLLO GROUP, and UNIVERSITY OF PHOENIX) grew their earnings 25% to 100% in 2000 and we expect continued growth at similar rates in 2001 despite the more difficult economic environment. Since this is very distinguishing, the multiples of the stocks are expanding, as we think is justified. Our radio stocks have performed well and we are currently being rewarded for greatly increasing our position sizes last winter when the stocks sold off with the initial hint of slowing results. Though the advertising environment is dreadful, radio is performing much better than other media - television, print and internet. This bodes well for continued market share gains when the economy regains its footing. The stocks have acted well prior to strong results because they were so depressed in value and because our holdings (RADIO ONE, WESTWOOD ONE, and ENTERCOM) have still posted good results due to ratings gains, cost cuts and improved results of acquired assets, basically strong management. Other winners this quarter were stocks on the rebound: SIX FLAGS (formerly known as Premier Parks) which had weak results in 2000 because of poor weather last summer, promises to have a better season in 2001 as it continues the game plan to re-brand and upgrade its existing portfolio of parks and acquire new facilities to be improved. WILLIAMS SONOMA bounced back as it cleared excess inventories and detailed growth opportunities in its Pottery Barn Kids chain (we have recently sold our position because we feel the stock now properly reflects this). CALLAWAY GOLF, a new position, has performed well with the successful launch of a new driver (or should I say two drivers). This is a cheap stock with what we feel is a major product innovation that will drive earnings for the next couple of years.

Our worst performers in the quarter were PENTON MEDIA, APW, SBA COMMUNICATIONS and KENNETH COLE PRODUCTIONS. Penton declined because a few of its technology trade shows and business publications are suffering declines in cash flow as technology companies cut back advertising and promotional spending because of earnings pressures in their

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

business. Penton has traded down to 7 times cash flow and 9 times cash EPS on what we feel are conservative projections and depressed results. We believe the stock is oversold. APW, an EMS provider of enclosures to technology companies, greatly reduced estimates as the markets it serves have literally stopped. We have sold our position since we lack conviction on when the business will turn. SBA, which owns and operates communications towers, declined on concerns that wireless providers will reduce capital budgets in 2001 to conserve precious capital. We think this is probable, but only temporary. We still believe that wireless networks must continue to add capacity to improve service levels and keep up with expanding wireless usage, and that new networks will be constructed to provide enhanced data applications. We sold half of our SBA position into strength at the beginning of the quarter and have since repurchased that on weakness and believe the stock will be a big winner in the future. Kenneth Cole declined in the quarter when it reduced earnings expectations for 2001, primarily because of the softening retail environment, but also because of some product transition issues. We had sold half our position here, too, and are buying back what we sold now in the belief that the stock overly discounts the tough environment, that the company has corrected the styling issues, and that the continued development of the company's store base and licensing program should, in our opinion, get the company back on track to grow earnings over 20% a year.

OUTLOOK AND APPROACH


Though we prefer to discuss our individual stocks and what we are doing in the portfolio, I think it is important presently to talk generally about our outlook and approach in these uncertain times.

Without a doubt, the economy has slowed as businesses have cut back investment spending and began the process of lowering their cost structures. Although consumers have become more cautious, the fear is that they will severely cut back spending and further depress the economy. The United States economy is also facing an adverse inventory cycle since production was ramped up in response to the strong economy of 1999 and early 2000, and fueled by cheap capital provided by the markets. This increase has met with a sharp reversal in demand, which is stressing most companies' earnings. As businesses try to respond to the shortfalls they are scrambling to cut expenses, employees and capital programs, which exacerbates the problems and propels the contraction to most sectors in the economy.

Though we are not economists (and don't need to be to be successful long-term investors), we do feel the economic uncertainty is real and are monitoring it closely, primarily through conversations with the executives whose companies in which we invest. Though we are not market timers (and also don't need to be) we expect the market to remain volatile, as a whole, and by sector, until the economy starts to show the promise of regaining its footings. We believe that the slowdown is temporary and the economy will improve as the year progresses and that rate cuts, tax relief and mostly, just time, will help the healing. We also expect the stock market recovery to lead the economic recovery by three to six months, which is typical of historical patterns.

                PERFORMANCE FOR THE QUARTER ENDED MARCH 31, 2001


             BARON SMALL       S&P      RUSSELL
              CAP FUND         500*      2000*
             -----------      ------    -------
               (8.8)%         (11.9)%    (6.5)%

                         ANNUALIZED PERFORMANCE FOR THE
                        THREE YEARS ENDED MARCH 31, 2001


             BARON SMALL       S&P      RUSSELL
              CAP FUND         500*      2000*
             -----------      ------    -------
                4.6%           3.0%      (0.9)%

                     CUMULATIVE PERFORMANCE SINCE INCEPTION
                     OCTOBER 1, 1997 THROUGH MARCH 31, 2001


             BARON SMALL       S&P      RUSSELL
              CAP FUND         500*      2000*
             -----------      ------    -------
               35.4%          28.2%       3.6%

*S&P AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

So what are we doing against this back drop?

First, we plan to invest through this period, not hide in cash, since we are attracted by valuations which seem to discount the most dire outlook and because timing the bottom will be very difficult. However, we have increased our cash position from its usual levels of about 5%, to over 10% so as to have greater flexibility and firepower to take advantage of opportunities the market gives us. This is causing us to trade the portfolio a little more than usual, which is appropriate now as long as we are also conscious of the tax consequences.

Second, we are emphasizing our "three-legged" approach to constructing a portfolio with growth stocks, fallen angels and special situations, as we have discussed in length in prior letters. Because of the success of some of our holdings in 1999 and 2000, the portfolio got a little "growthy" in its concentrations and we have trimmed back these positions and concentrated on adding new names in the other two investment categories.

Third, we remain focused on fundamentals and stock picking and feel we are in a market where this should be rewarded. Money management will return to basics (earnings, cash flow, valuation, competitive positioning...) of which we have long been proponents. 1999 was a year of concept stocks, especially the internet, getting bid up to extreme valuations with excessive confidence of success. 2000 was the reverse, in that investor sentiment turned extremely negative, driving down valuation and changing the investment climate to be very risk adverse. Cheap stocks, which got left behind in 1999, performed well in this environment. We expect 2001 and the future to be much less one-directional; for growth, value and situational investing all to be equally fertile. We will function as stock pickers within each genre. What complicates the matter, though, is the aforementioned difficult economic climate making earnings visibility extremely difficult.

We are focusing on investing in three different types of industry sectors presently and see good prospects in each. First, companies that are able to grow through the economic malaise, or just be moderately affected, because they aren't as sensitive to general economy or are early enough in their growth phase. This includes our education stocks, our health care holdings (which we have been expanding) and some of our business service ideas such as IRON MOUNTAIN, CORPORATE EXECUTIVE BOARD, CATALINA MARKETING and KRISPY KREME. The companies involved in post secondary education are continuing to see strong school enrollment results: mid teens at Apollo, high teens at Career Education and over 50% at Apollo Online. This reinforces our expectations of earnings per share growth for the stocks to range from 30-75% over the next several years, which we feel is extraordinary and very unusual these days.

We have re-established large positions in rural hospital providers COMMUNITY HEALTH SYSTEMS and PROVINCE HEALTH CARE, which were big positions and big winners for us in 2000. We feel they will be able to continue to grow cash flow internally at 15-20% per facility and acquire additional facilities to improve (irrespective of the economic environment). The stocks fell back to attractive prices early in the quarter and we bought more. We have added more healthcare names: AMSURG, an operator of outpatient surgical centers; OMNICARE, a provider of pharmaceutical services to nursing homes; DVI, an asset-backed lender to medical facilities and VENTAS a real estate owner whose primary tenant is emerging from bankruptcy. All play on a similar theme of being, in our opinion, unique, undervalued companies in an improving sector of the economy, which is relatively unscathed.

CATALINA MARKETING is an example of a new business services investment, which we feel will continue to grow strongly this year and beyond. The company is a marketing services provider, primarily distributing coupons for consumer products companies at point of sale. Though marketing budgets are being constrained, Catalina's base service offerings continue to grow strongly because they are successfully increasing their network of stores and convincing more users of the merits of their offering. We are especially excited about the company's efforts to replicate its network in the drug store channel. This initiative is now losing money, but in time could be almost as big and profitable as its supermarket business. We got our chance to buy this high quality company at what we believe is a good price when they announced that this drug store development was more dilutive than projected for the December quarter, but we consider this immaterial to its true prospects.

Second, we see opportunity in companies operating in industries that are economically challenging now, yet we believe that the company will emerge very strongly from the downturn and the stock prices will appreciate dramatically as the environment improves. We are referring to some of our media, retail and business services holdings, where we maintain or have often added investment. For instance, we love the radio business and though it is expected to be flattish in revenues in 2001, the stocks were terribly cheap last fall at 10 times cash flow estimates and have rebounded to mid teen multiples now. We feel they deserve mid teen multiples on next year's improved results so we have lots

                                       21

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BARON SMALL CAP FUND
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of upside, (though we have trimmed the positions somewhat). The retail climate is very weak, but we are investing in strong franchises with terrific returns and big barriers to entry at 10-12 times our conservative 2002 earnings projections. Our holdings include retailers Kenneth Cole Productions, DOLLAR TREE STORES, COACH and restaurateurs OUTBACK STEAKHOUSE and MORTONS. All the stocks are depressed and though its very hard now to project near-term results, we feel all these companies can secularly grow over 20% per year.
Some of our business services companies will feel immediate pressures as their clients hold back, but we believe they will prosper longer term and the stocks offer tremendous value. For instance, HEIDRICK AND STRUGGLES presently trades at about 10 times our conservative estimate for 2002, has historically grown at 30% per year and is enhancing its franchise in this downturn. Again we are adding back to our position, which we trimmed down in 2000 because its stock was extended and we could feel some of the slowdown coming.

Third, we are also playing in the ravaged sectors of the economy, primarily telecoms. We took our lumps in 2000 by holding too sizeable a position into the credit crunch the industry has faced, and have sold our marginal holdings. We continue to believe in UNITEDGLOBALCOM (UGC), our international cable operator. In the first quarter, the company successfully completed its transaction to combine systems with Liberty Media and raise $1.4 billion of additional capital from Liberty to fund its aggressive plan to rebuild and re-market its cable systems. We feel the company is now properly capitalized and that its digital cable offerings, high speed internet service and competitive telco plans will be well received by its subscribers as has been the case in the United States and England which lead their systems by about a year. We are gratified by the performance of US cable operators and their stocks, which we feel will soon carry over to UGC's business and equity price. We have added a new position in PEGASUS COMMUNICATIONS (PGTV), a provider of direct broadcast satellite services in rural America, through its Direct TV affiliation. PGTV trades at only 10 times its subscription based, cash flow, continues to grow net subscribers at 20% per year, and is about to launch satellite based high speed internet access to rural territories which we feel could be a real winner because competition for internet provision is modest. We also expect transactions between existing DBS providers, in the states and internationally and feel PGTV will be positively impacted by such activity.

Fourth, we are investing in special situations in each of these industry groups. VIAD was a spinout of Dial Corp and is depressed because one subsidiary has disappointed. We feel its fast growing payment services subsidiary is extremely valuable, and that it is worth more than the market capitalization of the entire company. Management is aware of this and will seek to realize this embedded value. MILLIPORE is splitting into two pieces, which we feel will highlight its business which provides filters to pharmaceutical companies for drug discovery and manufacture. We expect this company to grow much faster as more biotech drugs are brought into production, since biotech drugs use 7 times more filters than chemically developed drugs. VENTAS is the landlord to a bankrupt healthcare facilities operator. The stock trades at 7 times our estimate of 2002 funds from operations and its primary tenant Vencor, will soon emerge from bankruptcy with a much improved capital structure. We feel the stock will rise to 9-10 times relatively quickly and grow off that base. We have bought stock in SARA LEE (SLE) which we plan to exchange for more Coach stock when SLE splits off Coach in the second quarter. COACH is a manufacturer of handbags and accessories, which has now revitalized its product offering, spruced and re-merchandised its present store base and is now more aggressively adding additional retail space and international exposure.

CONCLUSION
-------------------------------------------------------------------------------

I would like to thank all my fellow shareholders for your faith and patience in these current market conditions. As you can tell, we are employing a mixed bag of strategies to both preserve capital in uncertain times and make good returns in better markets. As Ron mentioned in his note, we have hired some additional research talent recently to better pursue the expanding opportunities the depressed market affords us.

Sincerely,


[Signature Omitted]

Cliff Greenberg
Portfolio Manager
March 31, 2001


                                       22

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[REGISTERED LOGO]

4   BARON iOPPORTUNITY
    FUND



PERFORMANCE..................................................................23
RECENT DEVELOPMENTS..........................................................25
NEW THEMES AND POSITIONS.....................................................27
CONCLUSION...................................................................30



767 Fifth Avenue
NY, NY 10153
212.585.2100
1.800.99.BARON
baronfunds.com


BARON iOPPORTUNITY FUND

SEMI-ANNUAL REPORT                                               MARCH 31, 2001

[Picture Omitted]
Mitch Rubin, Portfolio Manager

DEAR BARON iOPPORTUNITY
FUND SHAREHOLDER:

PERFORMANCE
-------------------------------------------------------------------------------

The Baron iOpportunity Fund suffered its worst performance period the past several months during one of the most brutal market corrections that technology stocks have ever experienced. While, as the charts below depict, the Fund continued to perform well on a relative basis during this period and since its inception, I'm certain that few, if any of the Fund's investors (myself included) take much solace in losing less money in this Fund than the averages or most other internet/technology funds. That is clearly not our goal. We are acutely aware of your disappointment in looking at your holdings in the Fund and seeing them deteriorate. We look forward to recovering our losses and creating meaningful investment returns for ourselves and fellow shareholders as quickly as possible.

In the last quarterly letter, we gave a fairly detailed overview of the reasons why we remain bullish about the investment prospects for the kinds of companies we are buying for the Fund and the investment themes underlying the internet and information technology. Because there has not been a lot of turnover amongst shareholders in the last three months (a fact that gives me some gratification), we are not going to address those broad themes again here. If you did not have a chance to read the last letter, please let us know and we'll send you a copy.


In this report I will try to give you some insight into my impressions of the continued volatility of the Fund and the broader markets as well as the economy and its affects on our businesses. Following that there is an update on recent developments for some of the companies we have discussed previously as well as a discussion of several additional positions and themes.

VOLATILITY CONTINUES --
IN THE MARKETS AND THE
ECONOMY
-------------------------------------------------------------------------------

The last several weeks of the year 2000 witnessed a rapid deterioration in the US economy, much faster and sharper than most anyone expected. This deterioration cut across many sectors of economic activity and had an especially large impact on technology spending and advertising budgets, both of which are somewhat discretionary for businesses in the near term, and both of which are important components in the business models of many of our companies.

Although the aggressive response by the Board of Governors of the Federal Reserve to sharply lower interest rates in early and late January led to a startling rally in the markets to begin the year, the rally was short lived. A series of earnings warnings and decreased financial projections from many leading companies has caused renewed fear about the potential depth of the current economic softness and the possible length of time until a potential recovery. Not surprisingly, this has lead to another sell-off in the market during February and March, especially in the NASDAQ and the internet indexes. And another rate cut by the fed.

These remain trying times in the equity markets, especially for high-growth internet and information technology stocks. As one of our company's CEO's recently put it, this is like the "Perfect Storm" - a lot of short term forces

BARON iOPPORTUNITY FUND
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feeding on themselves and all coming to a head at once (market and economic issues compounded by the doom and gloom of the financial press weighing on investor sentiment). It is difficult to predict how long and how severe this "Storm" will last. As of the writing of this letter, the NASDAQ has now retreated back below the level at which it began its powerful 1999 rally. While we have tried to be defensive (by keeping healthy cash balances and selectively selling into rallies), there is no doubt that many of our purchases have been early (in particular, our initial investments in enterprise storage leaders EMC2 and Veritas which we discuss below) and a few of our companies have missed their targets (although surprisingly few).

On the other hand, during this carnage, many of our companies have substantially exceeded their business plans and financial forecasts, aggressively taken and consolidated market share, and attracted and retained the highest quality management teams. (See the RECENT DEVELOPMENTS section below for some of these developments) Moreover, with the substantial correction in stock prices, especially for those businesses that have not suffered deteriorating fundamentals, valuations have retreated back to levels, in many cases, substantially below the medium term growth rates for their businesses. This, of course, does not mean that the stocks can not go even lower. No one will really be able to call the bottom. However, for fundamental, long-term investors, the best time to buy stocks in great companies has historically always been when everyone hates stocks in general. While we haven't seen that sentiment in a long time, we think we are getting close to that level.

We recently paid year-end compensation here at Baron and, on a particular day after bonuses had been deposited, Ron was encouraged by a pickup in inflow for the iOpportunity Fund. I told him that at least a part of that inflow was from me out of my year-end bonus. (I, along with most Baron employees, purchased the fund on the subscription a year ago and we are adding to positions at what we believe is an extremely attractive price.) He was encouraged by my conviction but curious as to whether I thought that the worst was really over yet. We talked for a while about the cycles of fear and greed that I (for a short time - about 8 years) and he for much longer time (I won't date that) had experienced in the stock market over the years. It is this pendulum perspective that I believe is happening almost daily in the stock market these days.

I was an economics major in college and the first lesson you learn is that it is the interaction of supply and demand that determines prices. More supply than demand means lower prices. This is true for stocks as well as any form of business inventory or service. And, lower prices are, more often than not, bad for business (lower revenue, lower margins, lower profits). We have been in an oversupply mode for stocks for almost a year, and for business inventory or services for at least a few months, if not longer. The over-exuberance of the stock market helped fuel the over-supply of stocks, and a multi-year economic expansion helped fuel business inventories and service offerings. Both are now correcting at the same time. There are two ways out of oversupply - time and/ or increased demand. While, I don't profess to be an economist or have any particular insight into the next incremental change in economic data, I fundamentally believe that lower interest rates and lower taxes are both very good for the economy and, in turn, for stocks. In addition, stocks are, as Ron has always stressed, forward looking in their activity. That is, stocks will begin to recover before the facts of economic recovery begin to show up in individual company financial results.

I also continue to believe that information technology and the proliferation of the internet will continue to be one of


                PERFORMANCE FOR THE QUARTER ENDED MARCH 31, 2001


                   BARON            NASDAQ      MORGAN STANLEY
             iOPPORTUNITY FUND    COMPOSITE     INTERNET INDEX
             -----------------    ---------     --------------
                 (21.4)%           (25.5)%          (41.2)%

                     CUMULATIVE PERFORMANCE SINCE INCEPTION
                    FEBRUARY 29, 2000 THROUGH MARCH 31, 2001



                   BARON            NASDAQ      MORGAN STANLEY
             iOPPORTUNITY FUND    COMPOSITE     INTERNET INDEX
             -----------------    ---------     --------------
                  (52.0)%          (60.8)%         (85.1)%

THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE
WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

BARON iOPPORTUNITY FUND
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the key drivers of economic activity in the coming years. As Mike Ruettgers, the CEO of EMC2, recently stated, in a growing economy (albeit a slower growing one), with relatively full employment, and global competition and opportunity, one of the only ways to increase productivity and profitability is to invest in technology. Moreover, the internet continues to be one of the great technological advances of our time as it helps to transform the use of technology from how companies account for business to how they do business. While technology budgets may suffer a short-term blip in this economic slowdown, few believe that investments in technology are going to be less in the future than they are today. If companies stop investing in technology, they will almost certainly be obsoleted quickly when the economy inevitably re-expands.

There certainly isn't any great insight in the above thoughts - but simple thoughts are often the ones most often overlooked.

Why am I comfortable continuing to put more money into the iOpportunity Fund at this time? The money I am investing now is money that I hope to use 3-5 years (if not more) from now (I have two children under the age of two so I obviously have little need for current discretionary income as we have little, if any, social life these days). While it is difficult (if not impossible) to predict what the next 6 months may hold for the stocks in the Fund, I couldn't have greater conviction that most of the stocks we own will be substantially higher in the future (1-2 years) than they are today. This is because I truly believe that the majority of the businesses we own have the opportunity to be multiple times larger in 3-5 years than they are today, and, for the most part, the stocks are back to the levels of 2-3 years ago. (Of course the stocks may not achieve these levels.)

As a result, on average, the majority of the companies in iOpportunity are now selling at valuations below 1x their growth rates (i.e., a company growing earnings or cash flow at 30-40% per year is now selling at about 20-30x next year's earnings or cash flow). This has not been the case for some time in these types of stocks and is, in my opinion, at least one indicator that "value" opportunities exist in what is predominantly a "growth" universe. The greatest losses that we have suffered in the Fund to date have not, for the most part, been due to poor fundamentals or unattainable business models but, rather, valuations. With valuations in almost every sector corrected to the level of two years ago, and the fundamentals for the majority of our businesses intact, I am incredibly excited about the environment to invest now for the future. I obviously can offer no guarantee of future results, but my money certainly is where my mouth is.

RECENT DEVELOPMENTS
-------------------------------------------------------------------------------

Below are summaries of some of the recent developments affecting several of our holdings. We hope they illustrate our continued excitement about the prospects for these companies. Moreover, we hope they highlight why we remain optimistic amongst the carnage in the broader markets.

HOMESTORE TURNS PROFITABLE AND ACQUIRES LARGEST COMPETITOR
-------------------------------------------------------------------------------

For the fourth quarter of 2000, Homestore reported results that greatly exceeded Wall Street expectations and generated its first quarter of operating profits (the company had generated it first quarter of net profits in the third quarter). In addition, HOMS announced the acquisition of its closest competitor, Move.com, during the quarter in a highly accretive transaction. Both events increased our confidence in HOMS' ability to dominate the residential real estate opportunity on the web.

On a stand-alone basis during the fourth quarter, Homestore produced nearly $80 million in revenue representing 27% sequential growth from the third quarter of 2000 and over 180% growth from the fourth quarter of 1999. The Homestore business model began to really show its scalability with this quarter as 35% of the incremental revenue generated during the quarter fell to the operating profit line. This high marginal profitability is extremely encouraging now that Homestore is producing positive earnings and can be valued using traditional metrics. Pro forma for the Move.com merger discussed below, Homestore's earnings should grow at an extremely high rate for the next several years as the income statement scales. In the near term, we believe HOMS' EPS should grow from the $.04 generated in the fourth quarter ($.16 annualized) to over $1.00 within 2 years, a 150% annualized rate of growth. Then, we believe that HOMS can generate over $3.00 of EPS within 4-5 years representing over 40% annualized incremental earnings growth. And, we believe that these estimates may prove conservative if the company's new real estate transaction platform (an initiative to move the transaction process from paper to an electronic platform hosted by HOMS) gains traction.

In addition to this profit acceleration, the Move.com merger is an extremely important evolution for HOMS. Cendant, Move's previous owner, is the parent company that owns, among other things, the franchising businesses of three of the top national real estate brokerage agencies (Coldwell Banker, ERA and Century 21). These agencies, in the aggregate, represent 25% of the nations residential real estate brokers who participate in about 50% of the

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BARON iOPPORTUNITY FUND
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nation's real estate transactions. As part of the transaction, HOMS acquires preferred access to these brokers (with substantial payment streams from Cendant for services), the Move.com portal, the second most visited real estate site on the web, as well as Cendant's Rent.net business, the leading competitor to HOMS's rental web sites. In the aggregate, HOMS expects, at a minimum, an incremental $100 million of revenue from these businesses within the first year. And, although Move's businesses were not yet profitable, HOMS expects the combination of cost synergies and revenue opportunities from combining the operations with their own to result in substantial earnings accretion to HOMS' income statement within the first year.

The structure of the transaction is also important. Although Cendant will own +20% of HOMS, they will have little control over the company's operation. Cendant will only have 1 board seat and is required to vote their shares along with the majority of the non-Cendant shareholders. This is important in that HOMS can still be viewed as an unbiased service provider in the industry.

EBAY'S LEADERSHIP ACCELERATES AND GROWTH OPPORTUNITIES REMAIN VAST
-------------------------------------------------------------------------------

EBAY's status as one of the best business models on line was further enhanced by its accomplishments over the last several months. While continuing to post Street-beating financial results, EBAY, among other things, expanded its business model to fixed priced items with the acquisition of Half.com, consolidated its leadership internationally with acquisitions or expansions in South Korea, Austria, France, the UK, Germany and Italy, and highlighted its pricing power by instituting the first price increase on the service in four years. In addition, to boost its already dominant and global brand, EBAY began its first national TV advertising campaign in December at a time when the ad markets were extremely weak and they were able to garner advantageous terms.

During its recent fourth quarter earnings conference call, CEO Meg Whitman increased the revenue guidance for the company in 2001 (from $640 million to at least $665 million) and reiterated the company's longer term goal of at least $3 billion in revenue by 2005. Moreover, Meg stressed that during this period of economic uncertainty, EBAY was taking advantage of the nearly $1 billion in cash on the company's balance sheet and the currently profitable business model to take the offensive in its global growth. In particular, the company plans to introduce more categories to its network, expand to more local and international markets and continue to enhance its technology infrastructure in the coming months. To us, this is what makes EBAY such an exciting investment opportunity - that its current strength and leadership can be used as a springboard to almost limitless opportunity to become the dominant global trading platform for goods and services on the web. Based on its fourth quarter results, EBAY is currently the third largest Web commerce platform overall with $6.4 billion of annualized e-commerce activity generated by 22 million registered users and from which EBAY derives fees totaling approximately 7.5% of sales. EBAY continues to believe that each one of these metrics are still in their infancy in terms of long term potential. We agree.

TMPW'S MONSTER.COM CONTINUES TO DOMINATE eCRUITING
-------------------------------------------------------------------------------

One of the truly eye-popping statistics amongst our companies is that Monster.com, the internet subsidiary of TMP Worlwide, now boasts a resume database that holds nearly 6% of the US labor force (in excess of 8 million resumes). This database has grown over 240% since the end of 1999 and is fueling the dramatic increase in revenue and profits from TMP's internet division. An analyst at Salomon Smith Barney recently observed that "an applicant search run against the Monster.com database would cast a wider net and reach more people than a help wanted [ad] run simultaneously in the New York Times, the LA Times, USA Today, the Washington Post, the Chicago Tribune, the Houston Chronicle, the Dallas Morning News, the Boston Globe, the Philadelphia Inquirer, and the San Francisco Chronicle - combined." That is truly impressive reach.

And, the internet division at TMP is helping to coordinate and integrate TMP's non-internet businesses, boosting revenue and cutting costs in these, more mature, business lines. As a result, TMP's consolidated operating margins have risen over 230 basis points in just one year from 10% in 1999 to 12.3% for 2000. When coupled with the combined 40% revenue growth for the company during 2000, this margin expansion led to 75% operating income growth and 110% earnings per share growth for the combined company.

We expect the future to be just as bright. When we first met Jeff Taylor, CEO of Monster, in late 1999, Jeff insisted that within two years, Monster could generate $500 million in annual revenue and a 25% operating margin. Within 1 year, at its 4Q00 run rate of $468 million in revenue and a 24% operating margin, Jeff has nearly achieved that lofty goal. Now, his sights are set on $1 billion in revenue and a 38% operating margin within the next few years. The opportunity certainly is there. The employment industry is well over $150 billion in fees worldwide and the internet is the first truly revolutionary development in

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BARON iOPPORTUNITY FUND
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the industry in years. Yet, total on line spending on recruitment is only $2 billion while over $15 billion is still spent on relatively ineffective newspaper ads. And Monster dominates the internet. Monster has a 53% share of all of the eyeball minutes on employment sites on the web, nearly 5 times the reach of its nearest competitor and larger than all of its competitors combined. At a growth rate of 25,000 new resumes per day supported by an over $250 million advertising budget, we expect Monster's leadership on line to further consolidate while, at the same time, larger pools of the global recruitment budgets shift to the web.

HOTEL RESERVATIONS NETWORK EXPANDS PROFITABILITY AND MAKES ACCRETIVE ACQUISITION
-------------------------------------------------------------------------------

There are some businesses whose goals are not as all-encompassing as those of EBAY, Homestore and TMP but whose business models are just as powerful. Hotel Reservations Network was one of the first stocks we purchased for the Fund and remains one of our top holdings. As you may recall, HRN is the internet's #1 provider of discount hotel accommodations. HRN operates through a highly profitable affiliate network that now number's over 16,000 members who act as the traffic aggregators for HRN's portfolio of over 2,600 hotels in nearly 100 major US and International markets.

HRN recently reported its year-end 2000 results and again exceeded even the most bullish projections. For the year, the company generated $328 million in revenue, a 103% increase from 1999, as room nights sold nearly doubled to 2.4 million for the year. Profitability also expanded during the year to $52 million of EBITDA, a 115% increase from 1999 with margins increasing from 14.75% to 15.83%. For comparison purposes, when HRN went public in early 2000, Wall Street analysts estimated that the company would generate approximately $35 million of EBITDA (they missed by only 30%). While HRN does not have as lofty a goal as some other full service travel web sites, its business opportunity remains expansive. There are over 4 million hotel rooms in the US alone. This means that the US portion of HRN's market is 1.5 billion room nights. Looked at another way, because the hotel industry runs at a 65% occupancy level, there are over 500 million room nights each year that go unsold. Against either definition of market size, HRN's penetration remains tiny.

Moreover, the implosion of market values has given HRN, with a stable stock price and $170 million of cash, the ability to patiently seek acquisition partners to accelerate its growth. The company recently acquired a small competitor, Travel Now, for $47 million that had, just several months prior, been valued at well over $100 million by its last round of investors (and substantially higher at its market peak). Travel Now had a business model similar to HRN but had over 12,000 affiliates (v. HRN's 4,000). The company had sold over 1 million room nights last year but, because its business process and profitability model were different (and, in our opinion, inferior) to HRN's, the company had not yet become profitable or begun to show scalability. HRN believes that with its business model, and Travel Now's extensive affiliate network, HRN can dramatically increase its business beyond HRN's already aggressive growth model.


NEW THEMES AND
POSITIONS
-------------------------------------------------------------------------------

ENTERPRISE STORAGE

There are two fundamental facts that underlie our bullish outlook for the business potential for enterprise storage. The first is that data creation is exploding. A recent University of California study observed that of the 12 billion gigabytes of information that had been created from the beginning of time through 1999, 1.5 billion were created in 1999, 3 billion were projected to be created during 2000 with a continued doubling every year forward into the foreseeable future. Thus, according to the study, in the next two years, more information will be created than in the previous 300,000 years combined. Moreover, the study found, well over 90% of that data is created digitally - which means that it must be stored and analyzed electronically.

The second fundamental fact is that, in an increasingly competitive global market, analyzing that data, and making efficient and timely decisions based on it, is critical to an enterprise's success. Alan Greenspan recently remarked that "before today's revolution in information availability, most 20th century business decision making had been hampered by pervasive uncertainty...today the essence of information technology is the expansion of knowledge and its obverse, the reduction of uncertainty." By reducing uncertainty, companies can reduce risk and increase the potential for creating returns.

As a result of this explosion of data and its importance to corporate success, one of the highest growth components of information technology spending by companies is now on storage systems and solutions. Many studies have observed that spending by companies on storage solutions is growing at twice the rate of total IT spending which is growing at twice the rate of GDP. Most companies have not historically made storage one of their highest priorities as they focused on putting PCs on everyone's desktop and networking all of their offices. In recent years, the focus

BARON iOPPORTUNITY FUND
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has shifted to attaching storage solutions to these networks and/or creating separate storage area networks to effectively manage all of this new data. The current global market for storage products is estimated to be approximately $44 billion and is projected to grow to $100-120 billion by 2005, a compound annual growth rate of 20%. And many believe the 2005 numbers to be understated. With the industry growing at this rate, many of the industry leaders are growing at 2-3 times the industry rate as companies gravitate to the best in class providers to implement their solutions.

This is not a new revelation and many of the leading storage companies have been among the best performing stocks over the past several years, including industry leader EMC2 Corporation which is one of the top ten stocks of the past decade. However, in the current market sell off, no one has been left unscathed and storage stocks have fallen 70%, on average, from their peaks. There is little doubt that these stocks, like many across the technology landscape, had risen to levels that were indefensible against their current businesses prospects no matter how bullish one's outlook. Nevertheless, the current soft economic landscape does not alter the long term demand for storage products. The question now, in our opinion, is one of timing and valuation for entry points. We, unfortunately, have not been patient enough in beginning to initiate positions in the storage industry and our initial positions are well under water. However, we did keep the position sizes very small at first to have dry powder in the event the market corrected much further. It has and we have been adding, slowly, to our two main positions, EMC2 and Veritas, which we outline below.

EMC2 CORPORATION is the undisputed king of enterprise storage and the company with a fully integrated design, manufacturing, marketing and support infrastructure built for accelerating growth. For a brief history, the company was founded by Richard J. Egan and Roger Marino in Newton, Massachusetts in August 1979 to sell add-on memory to the rapidly growing minicomputer marketplace. EMC2's sales grew to $3 million by 1982 and to $18.8 million by 1984. In 1986, the company went public with $66.6 million of annual revenue. After a few missteps and a net loss in 1988, EMC2 accelerated the transition from a supplier of memory enhancement products to a provider of a full range of storage solutions. This evolution propelled EMC2 into a decade of spectacular growth. EMC2's most recently reported $8.8 billion dollars of revenue and $0.72 of earnings per share for 2000 capped a ten-year run of better than 50% average yearly revenue growth and greater than 65% average yearly earnings per share growth. So, what lies ahead for EMC2?

Mike Ruettgers, EMC2's Chairman (and a driving force behind EMC2's projectile ascent to market leader after his promotion to COO in 1989) likes to point out that those staggering performance metrics took place in a time when server sales (and therefore server companies) were dominating tech spend. Now, due to the factors mentioned above, industry experts believe investment in storage will outpace new server sales 4-to-1 over the next five to ten years. In other words, EMC2 is just now entering its sweet spot. The company should be able to continue to gain market share (EMC2 increased market share in every storage segment in which it competed in 2000) by leveraging the roughly $2.5 billion of research and development of the last ten years and the roughly $8 billion slated to be invested over the next five years. As a result, throughout 2000, despite a hugely successful past 10 years and multi billion dollar business, EMC2's growth rate accelerated from 23% year over year growth in the first quarter of last year to nearly 40% year over year growth by the fourth quarter. Despite the current weak economic environment, we expect EMC2's revenue growth over the next five years to exceed an average of 30% per year and earnings per share on average to increase close to 40% per year. Yet, because of the dramatic decline in technology stocks across the board, EMC2 now sells at approximately 25x our estimate of 1 year forward earnings, the lowest multiple in three years and well below our projected earnings growth rate.

VERITAS SOFTWARE CORPORATION, a company founded in 1989, offers software solutions to manage data storage amid the growing complexity and scalability of networked storage environments. Veritas has become the de-facto standard for data availability solutions, with more than 60 of the world's leading servers and operating systems integrating its software. Veritas also partners with almost every major storage product vendor, including EMC2, to ensure interoperability and compatability between systems. The ultimate goal, to which Veritas is well on its way, is for a software product to tie together and optimize any manufacturer's storage capacity wherever it might sit in a network. Essentially a storage operating system in the way Microsoft sells computing operating systems.

With hundreds of millions of dollars invested in software research and development to date and an additional $3.9 billion of R&D expected to be spent over the next five years, Veritas is positioned at the forefront of data availability and storage management software technology innovation. This continued investment focus enabled Veritas to generate just over $1.2 billion in software sales and $0.62 of earnings per share in 2000, resulting in over 100% average annual revenue and 85%

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

average annual earnings growth since 1995. Going forward, we believe Veritas' technological lead and continued investment in R&D should allow the company to grow revenues and earnings on average around 50% a year for the next five years. Like EMC2, Veritas' stock has suffered a substantial decline in the current market and now sells for approximately 40 times our 1 year forward earnings projections. While still hardly inexpensive (which has caused us to only buy a small position and hope for an even more advantageous price) we believe that it is appropriate to begin to initiate our investment.

ELECTRONIC MANUFACTURING
-------------------------------------------------------------------------------

Baron Capital has been closely involved with the Electronic Manufacturing Services (EMS) industry since our initial investment in Flextronics, which dates back to 1995. During that time, the EMS industry has grown from about $5 billion to nearly $100 billion today - certainly making it one of the fastest growing industries in history.

The key driver of this phenomenal growth has been the desire by a wide variety of hardware manufacturers (OEMs) -- companies like Cisco, Dell and EMC2 - to outsource a substantial portion of their design, manufacturing, and assembly functions to third-parties manufacturing partners (EMS firms). The rationale for this outsourcing has been a classic business school theme - that firms should focus on their `core competencies' which, for most of the OEMs was the research and development of new, cutting edge hardware products. Cisco was among the first companies to realize that developing next-generation products and figuring out the best way to market them around the globe was their core competency, rather than the large scale manufacturing of those products once developed. When it came to manufacturing and assembly, it made sense to outsource the whole process to EMS firms, like Flextronics, whose focus was on manufacturing hardware cheaply and efficiently in the lowest cost locations around the world.

Despite its phenomenal growth, today, the EMS industry manufactures only about 15% of the hardware made by its existing customer base. However, Cisco, for example, outsources an estimated 75% of its production requirements to EMS firms; and it's no coincidence that Cisco has both the highest operating margins and capital efficiency within its industry. Nearly all of the largest technology firms are quickly trying to copy the example set by Cisco and other early adopters by increasingly outsourcing major manufacturing programs. As these trends continue, we expect the EMS industry to approach $250 billion in size by 2005.

Even during these uncertain times in the technology industry, we believe that the outlook for EMS stocks is positive. EMS firms can meaningfully grow their revenues even when their OEMs' end markets are weak because, in difficult economic climates, OEMs will often feel compelled to outsource a greater share of their production requirements. Michael Marks, CEO of Flextronics, has often stated that the best thing that could happen to the EMS industry for the longer term would be an economic slowdown. He reminds investors that the industry experienced its first important leg of growth during the recession of the early 90s and that another slowdown would cause another leap forward in the outsourcing trend. Early indications favor Michael's thesis as Motorola recently awarded the company new business that could amount to greater than $30 billion during the next five years and Ericsson recently announced plans to outsource their entire cell phone manufacturing operation to Flextronics. Nortel, Lucent and others have also announced large outsouring initiatives within the last few months as economic uncertainty has increased.

As for business performance in the heart of the softening economy, we like the fact that the leading EMS firms have customer bases that are increasingly diversified across industry segments and geographies. As a result, they are somewhat insulated from adverse economic trends in any particular end-market or region - if the market for UNIX servers remains weak while the market for next-generation routers improves, a single EMS could still benefit from its customer diversity. In addition, the EMS sector continues to trade at a meaningful discount both to its expected growth rate, and also to the bulk of its OEM customer base. The leading six EMS firms now trade at approximately 16x their expected 2002 earnings, which are projected to grow - despite the lingering tech slowdown - at approximately 33%. By contrast, the S&P 500 trades at 19x 2002 earnings, which are expected to grow 7% next year. Even after the widespread sell-off, the OEM customer base trades at approximately 24x its expected 2002 earnings.

As we mentioned, Baron Asset Fund has owned Flextronics (which has been written about extensively in previous Baron letters) since 1995, and FLEX is also a holding in the iOpportunity Fund. The Fund also has acquired shares in two other leading EMS firms, CELESTICA and SANMINA. Celestica is a Canadian company that grew out of IBM's Canadian server operations. Since its 1998 IPO, Celestica has quickly grown to become the third-largest firm in the sector, with an emphasis on the workstation and server end markets. The firm is also at the forefront of forging relationships with developing leaders in the rapidly-growing optical networking

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

space. Celestica currently has a $13 billion revenue rate, which it believes should grow to at least $20 billion by 2003. In addition, management believes that margins, which currently lag its peers' by almost 200 basis points, have ample room to expand throughout the next two years. We believe that Celestica's earnings per share, which should be about $2 this year, could rise to nearly $5 within the next three years, resulting in stock price appreciation of 2 to 3 times current levels.

The Fund also holds Sanmina, which generates about three-quarters of its sales from high-end tele- and data-communications firms, like Alcatel, Tellabs, and Nortel. Management believes that its customer base is only 10% outsourced at this point, leaving substantial room for incremental growth. Sanmina's revenues are currently at a run-rate of $5.5 billion (vs. $2.4 billion just 2 years ago) and, because it is back-end integrated into computer board production, has 13% margins - by far the industry's highest.

CONCLUSION
-------------------------------------------------------------------------------

As always, we thank you for your confidence in selecting iOpportunity for a portion of your investment portfolio. While the results for our initial year have been disappointing, our confidence level remains high. This confidence is driven, not by any attempt to predict the future direction of stock prices, but by our extensive work in trying to understand the business models and opportunities for the companies in which we are investing. As we hope we've given you some flavor, the businesses in which we are investing are incredibly dynamic and their opportunities (current economic conditions notwithstanding) remain vast. Stock prices we believe, eventually, follow company performance and most of our companies are performing exceedingly well. With valuations now dramatically corrected, we believe that the stage is set for company fundamentals, and not ridiculous valuations, to be the focus of investor concern. This is an environment that should favor our form of investing.


Sincerely,


[Signature Omitted]

Mitch Rubin
Portfolio Manager
March 31, 2001

BARON FUNDS
-------------------------------------------------------------------------------

Table I
-------------------------------------------------------------------------------
Portfolio Market Capitalization (Unaudited)
-------------------------------------------------------------------------------

The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.



BARON ASSET FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization

Charles Schwab Corp. .................................       $21,387        7.7%
Univision Comm., Inc., Cl A ..........................         7,877        0.6
NTL, Inc. ............................................         6,943        2.9
Flextronics Intl., Ltd. ..............................         6,667        1.2
Healthsouth, Corp. ...................................         5,020        0.1
                                                                           ----
                                                                           12.5%



                              Medium Capitalization
-------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ......................................    $3,941    5.2%
Robert Half Intl., Inc. .......................................     3,903    7.5
American Tower Corp., Cl A ....................................     3,527    2.2
Citizens Comm. Co. ............................................     3,370    2.9
Polo Ralph Lauren Corp., Cl A .................................     2,664    6.5
Westwood One, Inc. ............................................     2,490    0.8
Dollar Tree Stores, Inc. ......................................     2,160    2.2
ChoicePoint, Inc. .............................................     2,096    5.1
DeVry, Inc. ...................................................     2,095    4.3
Manor Care, Inc. ..............................................     2,094    2.6
Cox Radio, Inc., Cl A .........................................     2,091    0.8
Hispanic Broadcasting Corp. ...................................     2,082    1.1
Four Seasons Hotels, Inc. .....................................     1,713    1.0
                                                                            ----
                                                                            42.2%



                              Small Capitalization
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc. ...................................    $1,331    2.2%
OM Group, Inc. ................................................     1,274    3.7
Radio One, Inc. ...............................................     1,271    0.5
Sotheby's Hldgs., Inc., Cl A ..................................     1,085   10.9
Southern Union Co. ............................................     1,070    1.8
Education Mgmt. Corp. .........................................       978    2.1
Seacor Smit, Inc. .............................................       768    2.1
Sun Intl. Hotels, Ltd. ........................................       752    1.6
Industrie Natuzzi SPA ADR .....................................       730    0.9
Choice Hotels Intl., Inc. .....................................       719    3.7
Vail Resorts, Inc. ............................................       699    5.8
Sirius Satellite Radio, Inc. ..................................       668    0.1
XM Satellite Radio Hldgs., Inc. ...............................       486    0.6
Libbey, Inc. ..................................................       456    2.4
Alexander's, Inc. .............................................       305    0.6
Smart and Final, Inc. .........................................       294    0.8


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
-------------------------------------------------------------------------------
Saga Comm., Inc., Cl A ...............................        $269          1.8%
DVI, Inc. ............................................         221          0.6
Motient Corp. ........................................          65          0.1
                                                                           ----
                                                                           42.3%

BARON GROWTH FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Medium Capitalization
-------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $3,941         2.9%
Robert Half Intl., Inc. ..............................        3,903         2.1
Polo Ralph Lauren Corp., Cl A ........................        2,664         1.3
Westwood One, Inc. ...................................        2,490         1.0
BlackRock, Inc., Cl A ................................        2,312         2.4
Dollar Tree Stores, Inc. .............................        2,160         1.7
ChoicePoint, Inc. ....................................        2,096         5.6
DeVry, Inc. ..........................................        2,095         1.6
Manor Care, Inc. .....................................        2,094         1.0
Catalina Marketing Corp. .............................        1,809         1.4
Entercom Comm. Corp. .................................        1,771         1.1
Four Seasons Hotels, Inc. ............................        1,713         1.6
University of Phoenix Online .........................        1,556         2.4
                                                                           ----
                                                                           26.1%



                              Small Capitalization
-------------------------------------------------------------------------------
Extended Stay America, Inc. ..........................       $1,447         3.0%
Ethan Allen Interiors, Inc. ..........................        1,331         5.1
OM Group, Inc. .......................................        1,274         4.2
Radio One, Inc. ......................................        1,271         3.5
Entravision Comm. Corp. ..............................        1,142         0.4
Sotheby's Hldgs., Inc., Cl A .........................        1,085         1.5
Southern Union Co. ...................................        1,070         6.0
Intrawest Corp. ......................................        1,038         0.9
Gabelli Asset Mgmt., Inc., Cl A ......................          989         2.2
Education Mgmt. Corp. ................................          978         3.6
World Wrestling Federation
   Entertainment, Inc. ...............................          974         0.5
Edison Schools, Inc., Cl A ...........................          961         0.5

BARON FUNDS
-------------------------------------------------------------------------------

BARON GROWTH FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
-------------------------------------------------------------------------------
Getty Images, Inc. ...................................        $822          0.9%
Seacor Smit, Inc. ....................................         768          2.0
Sun Intl. Hotels, Ltd. ...............................         752          3.2
SBA Comm. Corp., Cl A ................................         742          0.3
Industrie Natuzzi SPA ADR ............................         730          1.3
Choice Hotels Intl., Inc. ............................         719          3.0
Vail Resorts, Inc. ...................................         699          1.0
Sirius Satellite Radio, Inc. .........................         668          0.4
Expedia, Inc., Cl A ..................................         632          0.3
Heidrick & Struggles Intl., Inc. .....................         561          0.1
Ralcorp Hldgs., Inc. .................................         534          0.1
Cell Genesys, Inc. ...................................         488          0.6
XM Satellite Radio Hldgs., Inc., Cl A ................         486          0.9
Krispy Kreme Doughnuts, Inc. .........................         466          2.5
Libbey, Inc. .........................................         456          1.5
Spanish Broadcasting System, Inc. ....................         420          0.4
Kronos, Inc. .........................................         393          1.8
Chiles Offshore, Inc. ................................         358          1.3
Rural Cellular Corp., Cl A ...........................         319          0.3
Alexander's, Inc. ....................................         305          0.8
Smart and Final, Inc. ................................         294          1.8
Saga Comm., Inc., Cl A ...............................         269          2.0
American Classic Voyages Co. .........................         263          0.6
DVI, Inc. ............................................         221          1.2
Medallion Financial Corp. ............................         148          1.1
Rigel Pharmaceuticals, Inc. ..........................         129          0.6
Motient Corp. ........................................          65          0.1
drugstore.com, Inc. ..................................          62          0.3
Collectors Universe, Inc. ............................          41          0.1
                                                                           ----
                                                                           61.9%

BARON SMALL CAP FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
-------------------------------------------------------------------------------
Sara Lee Corp. .......................................     $17,848          0.4%


                              Medium Capitalization
-------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................      $3,941          3.0%
Westwood One, Inc. ...................................       2,490          2.8
Community Health Systems, Inc. .......................       2,455          2.7
Dollar Tree Stores, Inc. .............................       2,160          1.0
Millipore Corp. ......................................       2,158          0.5
Iron Mountain, Inc. ..................................       2,124          4.4
Viad Corp. ...........................................       2,122          1.6
ChoicePoint, Inc. ....................................       2,096          4.8

-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Medium Capitalization (Continued)
-------------------------------------------------------------------------------
Omnicare, Inc. .......................................      $1,986          1.0%
Outback Steakhouse, Inc. .............................       1,938          1.2
Catalina Marketing Corp. .............................       1,809          2.3
Entercom Comm. Corp. .................................       1,771          1.2
Four Seasons Hotels, Inc. ............................       1,713          2.1
Callaway Golf Co. ....................................       1,700          0.9
University of Phoenix Online .........................       1,556          1.3
Six Flags, Inc. ......................................       1,550          2.5
                                                                           ----
                                                                           33.3%


                              Small Capitalization
-------------------------------------------------------------------------------
Extended Stay of America, Inc. .......................      $1,447          1.1%
UnitedGlobalCom, Inc., Cl A ..........................       1,279          2.3
Quanta Services, Inc. ................................       1,275          0.4
Pegasus Comm. Corp. ..................................       1,274          0.9
Radio One, Inc. ......................................       1,271          4.7
Coach, Inc. ..........................................       1,258          0.2
Career Education Corp. ...............................       1,093          9.7
Corporate Executive Board Co. ........................       1,030          1.3
Gabelli Asset Mgmt., Inc., Cl A ......................         989          1.5
Hain Celestial Group, Inc. ...........................         963          0.2
Province Healthcare Co. ..............................         947          1.8
Getty Images, Inc. ...................................         822          1.2
Commonwealth Telephone Ent., Inc. ....................         796          2.4
Station Casinos, Inc. ................................         789          0.9
Sun Intl. Hotels, Ltd. ...............................         752          1.1
El Paso Electric Co. .................................         748          1.5
SBA Comm. Corp., Cl A ................................         742          1.8
Ventas Corp. .........................................         582          1.4
Heidrick & Struggles Intl., Inc. .....................         561          2.0
Kenneth Cole Productions, Inc., Cl A .................         498          2.8
On Assignment, Inc. ..................................         469          0.3
Krispy Kreme Doughnuts, Inc. .........................         466          1.1
Penton Media, Inc. ...................................         464          2.9
Resources Connection, Inc. ...........................         456          1.0
Frontline Capital Group ..............................         373          1.2
APW, Ltd. ............................................         336          0.3
Rural Cellular Corp., Cl A ...........................         319          1.0
AmSurg Corp. .........................................         285          0.8

BARON FUNDS
-------------------------------------------------------------------------------

BARON SMALL CAP FUND
-------------------------------------------------------------------------------


                                                                Equity     % of
                                                              Market Cap    Net
Company                                                     (in millions) Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
-------------------------------------------------------------------------------
DVI, Inc. ...............................................        $221       0.7%
Casella Waste Systems, Inc., Cl A .......................         207       1.2
Lexent, Inc. ............................................         166       0.3
ResortQuest International, Inc. .........................         163       0.5
Liberty Livewire Corp., Cl A ............................         129       0.2
Morton's Restaurant Group, Inc. .........................          82       1.0
Equity Marketing, Inc. ..................................          56       0.8
The Sports Club, Inc. ...................................          52       0.2
CoreComm, Ltd. ..........................................           8       0.0
                                                                           ----
                                                                           52.7%


BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
-------------------------------------------------------------------------------
AOL Time Warner, Inc. (formerly America Online, Inc.)        $93,694        4.8%
Dell Computer Corp. ..................................        66,451        1.5
EMC Corp. ............................................        64,872        1.8
Comcast Corp., Cl A ..................................        39,392        6.0
AT&T Corp. Liberty Media Group, Cl A .................        35,979        1.6
Charles Schwab Corp. .................................        21,387        2.9
Veritas Software Corp. ...............................        18,301        1.4
Gemstar TV Guide Intl., Inc. .........................        11,789        3.2
eBay, Inc. ...........................................         9,746        2.9
NTL, Inc. ............................................         6,943        3.4
Flextronics Intl., Ltd. ..............................         6,667        2.0
Sanmina Corp. ........................................         5,994        0.5
Charter Comm., Inc. ..................................         5,289        2.8
                                                                           ----
                                                                           34.8%



                              Medium Capitalization
-------------------------------------------------------------------------------
Celestica, Inc. ......................................        $4,532        1.3%
TMP Worldwide, Inc. ..................................         3,965        3.6
American Tower Corp., Cl A ...........................         3,527        3.2
Homestore.com, Inc. ..................................         2,541        4.8
ChoicePoint, Inc. ....................................         2,096        4.4
Insight Comm. Co., Inc. ..............................         1,595        1.4
University of Phoenix Online .........................         1,556        3.2
CNET Networks, Inc. ..................................         1,524        1.4
                                                                           ----
                                                                           23.3%

-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Small Capitalization
-------------------------------------------------------------------------------
Hotel Reservations Network, Inc., Cl A ...............       $1,431         5.9%
SmartForce PLC .......................................        1,166         3.3
Sotheby's Hldgs., Inc., Cl A .........................        1,085         2.8
Primedia, Inc. .......................................          915         1.1
Getty Images, Inc. ...................................          822         2.7
SBA Comm. Corp., Cl A ................................          742         2.7
Travelocity.com, Inc. ................................          740         1.4
Expedia, Inc., Cl A ..................................          632         1.2
Heidrick & Struggles Intl., Inc. .....................          561         0.3
GoTo.Com, Inc. .......................................          412         2.9
DigitalThink, Inc. ...................................          365         0.3
SkillSoft Corp. ......................................          313         0.6
Rigel Pharmaceuticals, Inc. ..........................          129         0.1
drugstore.com, Inc. ..................................           62         0.2
                                                                           ----
                                                                           25.5%


Table II (Unaudited)
-------------------------------------------------------------------------------
Portfolio Risk Characteristics
-------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                                          Baron
                                                                             Baron          Baron         Small           Baron
                                                                             Asset         Growth          Cap        iOpportunity
                                                                              Fund          Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              % of          % of           % of           % of
                                                                           Portfolio      Portfolio     Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Leverage (Debt (greater than) 40% of Market Cap) ......................       15.5%         26.5%          27.3%          10.5%
Foreign Sales Dependent
  (Sales (greater than) 15%) ..........................................       24.4          17.0           12.19          28.6
Oil Price Sensitivity .................................................       16.1          22.9            1.1            1.2
Volatility (Beta (greater than) 1.2) ..................................       35.1          21.5           32.4           57.1
NASDAQ Securities .....................................................       11.6          25.0           41.6           57.8
Unseasoned Securities
  (Publicly owned for (less than) 3 years).............................        3.0          22.4           31.2           42.1
  (Publicly owned for (less than) 1 year)..............................        0.0           8.1            7.6            3.9
Turnarounds ...........................................................        0.0           0.0            0              0.0
Development Companies .................................................        0.1           2.5            1.2           19.6

BARON FUNDS
-------------------------------------------------------------------------------

Table III (Unaudited)
-------------------------------------------------------------------------------
Average Annual Returns as of March 31, 2001
-------------------------------------------------------------------------------

BARON ASSET FUND

One year                                                                  -24.1%
--------------------------------------------------------------------------------
Two years                                                                  -4.7%
--------------------------------------------------------------------------------
Three years                                                                -2.8%
--------------------------------------------------------------------------------
Four years                                                                  8.9%
--------------------------------------------------------------------------------
Five years                                                                  7.6%
--------------------------------------------------------------------------------
Ten years                                                                  14.4%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              14.4%
--------------------------------------------------------------------------------


BARON GROWTH FUND

One year                                                                  -13.2%
--------------------------------------------------------------------------------
Two years                                                                   8.8%
--------------------------------------------------------------------------------
Three years                                                                 5.1%
--------------------------------------------------------------------------------
Four years                                                                 14.4%
--------------------------------------------------------------------------------
Five years                                                                 13.8%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            20.8%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                  -24.1%
--------------------------------------------------------------------------------
Two years                                                                   6.7%
--------------------------------------------------------------------------------
Three years                                                                 4.6%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                             9.1%
--------------------------------------------------------------------------------


BARON iOPPORTUNITY FUND

One year                                                                  -51.3%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -49.2%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

      Shares                                                      Value
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Common Stocks (96.70%)
----------------------------------------------------------------------------
               BUSINESS SERVICES (12.66%)
   5,137,500   ChoicePoint, Inc.*#                          $    173,647,500
  11,380,000   Robert Half Intl., Inc.*#                         254,343,000
                                                             ---------------
                                                                 427,990,500
               CHEMICAL (3.72%)
   2,360,300   OM Group, Inc.#                                   125,685,975

               COMMUNICATIONS (8.18%)
   4,055,000   American Tower Corp., Cl A*                        75,017,500
   7,800,000   Citizens Comm. Co.*                                98,670,000
   3,460,000   Motient Corp.*#                                     4,541,250
   3,900,000   NTL, Inc.*                                         98,085,000
                                                             ---------------
                                                                 276,313,750
               EDUCATION (11.65%)
   5,400,000   Apollo Group, Inc., Cl A*                         177,187,500
   4,830,000   DeVry, Inc.*#                                     145,141,500
   2,190,000   Education Mgmt. Corp.*#                            71,448,750
                                                             ---------------
                                                                 393,777,750
               FINANCIAL (8.32%)
  16,850,000   Charles Schwab Corp.                              259,827,000
   1,378,600   DVI, Inc.*#                                        21,258,012
                                                             ---------------
                                                                 281,085,012
               HEALTH SERVICES (2.71%)
     345,000   Healthsouth, Corp.*                                 4,447,050
   4,275,000   Manor Care, Inc.*                                  87,210,000
                                                             ---------------
                                                                  91,657,050
               HOTELS AND LODGING (4.66%)
   9,000,000   Choice Hotels Intl., Inc.*#                       123,300,000
     690,000   Four Seasons Hotels, Inc.                          34,148,100
                                                             ---------------
                                                                 157,448,100
               MANUFACTURING (1.24%)
   2,800,000   Flextronics Intl., Ltd.*                           42,000,000

               MEDIA AND ENTERTAINMENT (5.78%)
   1,275,000   Cox Radio, Inc., Cl A*                             26,787,750
   1,850,000   Hispanic Broadcasting Corp.*                       35,335,000
     296,400   Radio One, Inc., Cl A*                              5,205,525
     552,900   Radio One, Inc., Cl D*                              8,500,838
   3,664,752   Saga Comm., Inc., Cl A*#                           60,468,408
     350,000   Sirius Satellite Radio, Inc.*                       4,353,125
     500,000   Univision Comm., Inc., Cl A*                       19,080,000
   1,150,000   Westwood One, Inc.*                                26,473,000
   1,314,914   XM Satellite Radio Hldgs., Inc., Cl A*@             9,122,216
                                                             ---------------
                                                                 195,325,862
               OIL SERVICES (2.08%)
   1,552,200   Seacor Smit, Inc.*#                                70,159,440

               REAL ESTATE AND REITs (0.63%)
     350,900   Alexander's, Inc.*#                                21,422,445

               RECREATION AND RESORTS (7.43%)
   2,363,000   Sun Intl. Hotels, Ltd.*#                           54,349,000
   6,045,600   Vail Resorts, Inc.*#                              120,912,000
   4,000,000   Vail Resorts, Inc.*# @                             76,000,000
                                                             ---------------
                                                                 251,261,000

      Shares                                                      Value
----------------------------------------------------------------------------
               RETAIL TRADE AND RESTAURANTS (22.48%)
   3,825,000   Dollar Tree Stores, Inc.*                     $     73,690,920
   2,220,000   Ethan Allen Interiors, Inc.#                        74,991,600
   7,930,000   Polo Ralph Lauren Corp., Cl A*                     218,075,000
   2,560,000   Smart and Final, Inc.*#                             25,728,000
  20,000,000   Sotheby's Hldgs., Inc., Cl A#                      367,400,000
                                                              ---------------
                                                                  759,885,520
               UTILITY SERVICES (1.80%)
   2,900,000   Southern Union Co.*#                                60,900,000

               WHOLESALE TRADE (3.36%)
   2,500,000   Industrie Natuzzi SPA ADR                           31,750,000
   2,745,000   Libbey, Inc.#                                       81,965,700
                                                              ---------------
                                                                  113,715,700
                                                              ---------------
TOTAL COMMON STOCKS
 (Cost $2,484,094,781)                                          3,268,628,104
                                                              ---------------
----------------------------------------------------------------------------
Convertible Preferred Stocks (0.41%)
----------------------------------------------------------------------------

               EDUCATION (0.03%)
      52,632   Apollo International, Inc. S-A CV Pfd.*@             1,000,008

               HEALTH SERVICES (0.12%)
       2,557   Somerford Corp. (formerly Chesapeake
               Healthcare Corp.)*@                                  4,000,196

               MEDIA AND ENTERTAINMENT (0.26%)
      31,000   XM Satellite Radio Hldgs., Inc. 8.25%
               Series C Conv. Pfd due 2012@                         8,889,778
                                                              ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $37,648,175)                                                13,889,982
                                                              ---------------
----------------------------------------------------------------------------
Warrants (0.03%)
----------------------------------------------------------------------------

               REAL ESTATE AND REITs
   2,127,660   Corrections Corporation of America
               Warrants Exp 09/29/2005*@
               (Cost $0)                                            1,120,568
                                                              ---------------
Principal Amount
----------------------------------------------------------------------------
Short Term Money Market Instruments (2.51%)
----------------------------------------------------------------------------

  84,796,000   National Australia Funding, Inc. 5.05% due
               04/02/2001
               (Cost $84,796,000)                                  84,796,000
                                                              ---------------
TOTAL INVESTMENTS (99.65%)
 (COST $2,606,538,956**)                                        3,368,434,654
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.35%)                                          11,718,261
                                                              ---------------
NET ASSETS (EQUIVALENT TO $45.38 PER
SHARE BASED ON 74,481,079 SHARES OF
BENEFICIAL INTEREST OUTSTANDING)                               $3,380,152,915
                                                              ===============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $2,606,738,559. Aggregate unrealized appreciation and depreciation of investments are $1,045,968,629 and $284,272,534, respectively.

                       See Notes to Financial Statements.

BARON GROWTH FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
March 31, 2001 (Unaudited)


       Shares                                                       Value
----------------------------------------------------------------------------
Common Stocks (88.01%)
----------------------------------------------------------------------------
                BUSINESS SERVICES (11.01%)
      200,000   Catalina Marketing Corp.*                    $     6,514,000
      748,492   ChoicePoint, Inc.*                                25,299,030
       17,500   Heidrick & Struggles Intl., Inc.*                    506,406
      260,000   Kronos, Inc.*                                      8,173,750
      425,000   Robert Half Intl., Inc.*                           9,498,750
                                                                 -----------
                                                                  49,991,936

                CHEMICAL (4.22%)
      360,000   OM Group, Inc.                                    19,170,000

                COMMUNICATIONS (0.80%)
      450,000   Motient Corp.*                                       590,625
       54,000   Rural Cellular Corp., Cl A*                        1,454,625
      100,000   SBA Comm. Corp., Cl A*                             1,581,250
                                                                 -----------
                                                                   3,626,500
                CONSUMER SERVICES (0.29%)
      100,000   Expedia, Inc., Cl A*                               1,306,250

                EDUCATION (11.13%)
      400,000   Apollo Group, Inc., Cl A*                         13,125,000
      250,000   DeVry, Inc.*                                       7,512,500
      125,000   Edison Schools, Inc., Cl A*                        2,531,250
      500,000   Education Mgmt. Corp.*                            16,312,500
      378,300   University of Phoenix Online*                     11,041,631
                                                                 -----------
                                                                  50,522,881

                FINANCIAL (6.97%)
       93,333   Bingham Financial Services Corp.*@                   121,912
      300,000   BlackRock, Inc., Cl A*                            10,800,000
      364,800   DVI, Inc.*                                         5,625,216
      299,000   Gabelli Asset Mgmt., Inc., Cl A*                  10,016,500
      500,000   Medallion Financial Corp.                          5,062,500
                                                                 -----------
                                                                  31,626,128

                HEALTH SERVICES (2.20%)
      200,000   Cell Genesys, Inc.*                                2,850,000
      225,000   Manor Care, Inc.*                                  4,590,000
      725,000   Rigel Pharmaceuticals, Inc.*                       2,537,500
                                                                 -----------
                                                                   9,977,500

                HOTELS AND LODGING (7.57%)
    1,000,000   Choice Hotels Intl., Inc.*                        13,700,000
      900,000   Extended Stay America, Inc.*                      13,500,000
      145,000   Four Seasons Hotels, Inc.                          7,176,050
                                                                 -----------
                                                                  34,376,050

                MEDIA AND ENTERTAINMENT (9.64%)
      130,000   Entercom Comm. Corp.*                              5,109,000
      150,000   Entravision Comm. Corp.*                           1,485,000
      301,200   Radio One, Inc., Cl A*                             5,289,825
      674,300   Radio One, Inc., Cl D*                            10,367,362
      555,500   Saga Comm., Inc., Cl A*                            9,165,750
      150,000   Sirius Satellite Radio, Inc.*                      1,865,625
      300,000   Spanish Broadcasting System, Inc.*                 1,950,000
      190,000   Westwood One, Inc.*                                4,373,800
      600,000   XM Satellite Radio Hldgs., Inc., Cl A*             4,162,500
                                                                 -----------
                                                                  43,768,862

                OIL SERVICES (3.29%)
      290,000   Chiles Offshore, Inc.*                             5,907,300
      200,000   Seacor Smit, Inc.*                                 9,040,000
                                                                 -----------
                                                                  14,947,300

                PRINTING AND PUBLISHING (0.89%)
      250,000   Getty Images, Inc.*                                4,031,250

                REAL ESTATE AND REITs (0.79%)
       58,600   Alexander's, Inc.*                                 3,577,530

       Shares                                                      Value
----------------------------------------------------------------------------
                RECREATION AND RESORTS (6.28%)
      218,000   American Classic Voyages Co.*                  $   2,725,000
      230,000   Intrawest Corp.                                    3,967,500
       35,000   Ralcorp Hldgs., Inc.*                                626,500
      625,000   Sun Intl. Hotels, Ltd.*                           14,375,000
      235,000   Vail Resorts, Inc.*                                4,700,000
      160,000   World Wrestling Federation Entertainment,
                Inc.*                                              2,137,600
                                                               -------------
                                                                  28,531,600

                RETAIL TRADE AND RESTAURANTS (14.15%)
      275,000   Collectors Universe, Inc.*                           455,483
      400,000   Dollar Tree Stores, Inc.*                          7,706,240
    1,265,000   drugstore.com, Inc.*@                              1,185,937
      680,000   Ethan Allen Interiors, Inc.                       22,970,400
      320,000   Krispy Kreme Doughnuts, Inc.*                     11,520,000
      210,000   Polo Ralph Lauren Corp., Cl A*                     5,775,000
      800,000   Smart and Final, Inc.*                             8,040,000
      360,000   Sotheby's Hldgs., Inc., Cl A                       6,613,200
                                                               -------------
                                                                  64,266,260

                UTILITY SERVICES (5.95%)
    1,286,250   Southern Union Co.*                               27,011,250

                WHOLESALE TRADE (2.83%)
      460,000   Industrie Natuzzi SPA ADR                          5,842,000
      235,300   Libbey, Inc.                                       7,026,058
                                                               -------------
                                                                  12,868,058
                                                               -------------
TOTAL COMMON STOCKS
 (Cost $327,819,170)                                             399,599,355
                                                               -------------
Principal Amount
----------------------------------------------------------------------------
Corporate Bonds (0.06%)
----------------------------------------------------------------------------
                COMMUNICATIONS
   $5,000,000   CoreComm Ltd 6.00%
                 Conv. Sub. NT. due 10/01/2006+
                 (Cost $5,000,000)                                   250,000
                                                               -------------
----------------------------------------------------------------------------
Short Term Money Market Instruments (13.71%)
----------------------------------------------------------------------------
   62,247,000   National Australia Funding, Inc.
                 5.05% due 04/02/2001
                 (Cost $62,247,000)                               62,247,000
                                                               -------------
TOTAL INVESTMENTS (101.78%)
 (COST $395,066,170**)                                           462,096,355
LIABILITIES LESS
 CASH AND OTHER ASSETS (-1.78%)                                   (8,067,624)
                                                               -------------
NET ASSETS (EQUIVALENT TO $26.58 PER
SHARE BASED ON 17,082,312 SHARES OF
BENEFICIAL INTEREST OUTSTANDING)                                $454,028,731
                                                               =============

---------------
%   Represents percentage of net assets
+   Rule 144A securities
@   Restricted securities
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $396,030,941. Aggregate unrealized appreciation and depreciation of investments are $112,746,695 and $46,681,281, respectively.

                       See Notes to Financial Statements.

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

      Shares                                                      Value
----------------------------------------------------------------------------
Common Stocks (86.44%)
----------------------------------------------------------------------------
               BUSINESS SERVICES (17.29%)
     450,000   Catalina Marketing Corp.*                    $     14,656,500
     925,000   ChoicePoint, Inc.*                                 31,265,000
     275,000   Corporate Executive Board Co.*                      8,301,563
     750,000   Frontline Capital Group*                            7,640,625
     450,000   Heidrick & Struggles Intl., Inc.*                  13,021,875
     750,000   Iron Mountain, Inc.*                               28,740,000
      87,500   On Assignment, Inc.*                                1,826,562
     300,000   Resources Connection, Inc.*                         6,637,500
                                                             ---------------
                                                                 112,089,625

               COMMUNICATIONS (6.31%)
     450,000   Commonwealth Telephone Ent., Inc.*                 15,525,000
     500,000   CoreComm, Ltd.*                                        54,700
     410,500   Liberty Livewire Corp., Cl A*                       1,430,346
     250,000   Pegasus Comm. Corp.*                                5,750,000
     234,600   Rural Cellular Corp., Cl A*                         6,319,537
     750,000   SBA Comm. Corp., Cl A*                             11,859,375
                                                             ---------------
                                                                  40,938,958

               COMMUNICATIONS EQUIPMENT (0.25%)
     400,000   Lexent, Inc.*                                       1,612,520

               CONSUMER PRODUCTS (0.80%)
     565,000   Equity Marketing, Inc.*#                            5,155,625

               EDUCATION (14.03%)
     600,000   Apollo Group, Inc., Cl A*                          19,687,500
   1,250,000   Career Education Corp.*#                           62,812,500
     290,200   University of Phoenix Online*                       8,470,213
                                                             ---------------
                                                                  90,970,213

               ENVIRONMENTAL (1.24%)
     900,000   Casella Waste Systems, Inc., Cl A*                  8,043,750

               FINANCIAL (2.21%)
     278,100   DVI, Inc.*                                          4,288,302
     299,000   Gabelli Asset Mgmt., Inc., Cl A*                   10,016,500
                                                             ---------------
                                                                  14,304,802

               FOOD AND AGRICULTURE (0.17%)
      37,300   Hain Celestial Group, Inc.*                         1,081,700

               HEALTH SERVICES (6.37%)
     148,900   AmSurg Corp., Cl A*                                 2,838,406
     144,400   AmSurg Corp., Cl B*                                 2,788,725
     625,000   Community Health Systems, Inc.*                    17,812,500
     300,000   Omnicare, Inc.                                      6,435,000
     375,000   Province Healthcare Co.*                           11,414,063
                                                             ---------------
                                                                  41,288,694

               HOTELS AND LODGING (3.69%)
     475,000   Extended Stay of America, Inc.*                     7,125,000
     280,000   Four Seasons Hotels, Inc.                          13,857,200
     346,400   ResortQuest Intl., Inc.*                            2,961,720
                                                             ---------------

                                                                  23,943,920
               INDUSTRIAL SERVICES (2.10%)
      75,000   Millipore Corp.                                     3,469,500
     425,000   Viad Corp.                                         10,127,750
                                                             ---------------
                                                                  13,597,250

               MANUFACTURING (0.26%)
     200,000   APW, Ltd.*                                          1,716,000

               MEDIA AND ENTERTAINMENT (11.12%)
     200,000   Entercom Comm. Corp.*                               7,860,000
   2,000,000   Radio One, Inc., Cl D*                             30,750,000
   1,150,000   UnitedGlobalCom, Inc., Cl A*                       15,093,750
     800,000   Westwood One, Inc.*                                18,416,000
                                                             ---------------
                                                                  72,119,750

               PRINTING AND PUBLISHING (4.16%)
     500,000   Getty Images, Inc.*                                 8,062,500
   1,300,000   Penton Media, Inc.                                 18,915,000
                                                             ---------------
                                                                  26,977,500

      Shares                                                      Value
----------------------------------------------------------------------------
               REAL ESTATE AND REITs (1.44%)
   1,100,000   Ventas Corp.                                  $      9,350,000

               RECREATION AND RESORTS (5.46%)
     250,000   Callaway Golf Co.                                    5,552,500
     825,000   Six Flags, Inc.*                                    15,963,750
     400,000   Station Casinos, Inc.*                               5,524,000
     300,000   Sun Intl. Hotels, Ltd.*                              6,900,000
     500,000   The Sports Club, Inc.*                               1,450,000
                                                              ---------------
                                                                   35,390,250

               RETAIL TRADE AND RESTAURANTS (7.65%)
      50,000   Coach, Inc.*                                         1,445,500
     325,000   Dollar Tree Stores, Inc.*                            6,261,320
     725,000   Kenneth Cole Productions, Inc., Cl A*               18,088,750
     200,000   Krispy Kreme Doughnuts, Inc.*                        7,200,000
     325,000   Morton's Restaurant Group, Inc.*#                    6,402,500
     300,000   Outback Steakhouse, Inc.*                            7,638,000
     120,000   Sara Lee Corp.                                       2,589,600
                                                              ---------------
                                                                   49,625,670

               UTILITY SERVICES (1.89%)
     650,000   El Paso Electric Co.*                                9,490,000
     125,000   Quanta Services, Inc.*                               2,790,000
                                                              ---------------
                                                                   12,280,000
                                                              ---------------
TOTAL COMMON STOCKS
 (Cost $433,578,984)                                              560,486,227
                                                              ---------------
Principal Amount
----------------------------------------------------------------------------
Corporate Bonds (0.91%)
----------------------------------------------------------------------------
               COMMUNICATIONS (0.04%)
  $5,000,000   CoreComm Ltd 6.00%
                 Conv. Sub. NT due 10/01/2006+                        250,000

               HEALTH SERVICES (0.38%)
   3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003                     2,437,500

               PRINTING & PUBLISHING (0.49%)
   5,000,000   Getty Images Conv 5.00%
                 Conv. Sub. Deb. due 03/15/2007                     3,201,250
                                                              ---------------
TOTAL CORPORATE BONDS
 (Cost $11,081,875)                                                 5,888,750
                                                              ---------------
----------------------------------------------------------------------------
Short Term Money Market Instruments (12.59%)
----------------------------------------------------------------------------
  81,618,000   Citigroup, Inc. 5.05%
                 due 04/02/2001 (Cost $81,618,000)                 81,618,000
                                                              ---------------
TOTAL INVESTMENTS (99.94%)
 (COST $526,278,859**)                                            647,992,977

CASH AND OTHER ASSETS
 LESS LIABILITIES (0.06%)                                             382,294
                                                              ---------------
NET ASSETS (EQUIVALENT TO $13.19 PER SHARE BASED ON
49,147,776 SHARES OF BENEFICIAL INTEREST OUTSTANDING)            $648,375,271
                                                              ===============

---------------
%   Represents percentage of net assets
+   Rule 144A securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $528,438,396. Aggregate unrealized appreciation and depreciation of investments are $184,525,189 and $64,970,608, respectively.

                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

       Shares                                                       Value
----------------------------------------------------------------------------
Common Stocks (83.63%)
----------------------------------------------------------------------------
                BUSINESS SERVICES (8.41%)
      115,000   ChoicePoint, Inc.*                              $  3,887,000
       10,000   Heidrick & Struggles Intl., Inc.*                    289,375
       85,000   TMP Worldwide, Inc.*                               3,192,813
                                                                 -----------
                                                                   7,369,188

                CABLE (10.21%)
      110,000   Charter Comm. Inc.*                                2,488,750
      125,000   Comcast Corp., Cl A*                               5,242,188
       46,000   Insight Comm. Co., Inc.*                           1,219,000
                                                                 -----------
                                                                   8,949,938

                COMMUNICATIONS (9.32%)
      150,000   American Tower Corp., Cl A*                        2,775,000
      120,000   NTL, Inc.*                                         3,018,000
      150,000   SBA Comm. Corp., Cl A*                             2,371,875
                                                                 -----------
                                                                   8,164,875

                CONSUMER SERVICES (11.75%)
      105,000   AOL Time Warner, Inc. (formerly America
                Online, Inc.)*                                     4,215,750
      110,000   CNET Networks, Inc.*                               1,230,625
       80,000   Expedia, Inc., Cl A*                               1,045,000
      324,968   GoTo.Com, Inc.*                                    2,548,984
       85,000   Travelocity.com, Inc.                              1,259,062
                                                                 -----------
                                                                  10,299,421

                EDUCATION (7.37%)
       25,000   DigitalThink, Inc.*                                  260,938
       21,000   SkillSoft Corp.*                                     494,812
      130,000   SmartForce PLC*                                    2,884,375
       96,700   University of Phoenix Online*                      2,822,431
                                                                 -----------
                                                                   6,462,556

                ENTERPRISE HARDWARE (3.31%)
       50,000   Dell Computer Corp.*                               1,284,375
       55,000   EMC Corp.*                                         1,617,000
                                                                 -----------
                                                                   2,901,375

                FINANCIAL (2.90%)
      165,000   Charles Schwab Corp.                               2,544,300

                HEALTH SERVICES (0.07%)
       18,500   Rigel Pharmaceuticals, Inc.*                          64,750

                HOTELS AND LODGING (5.88%)
      200,000   Hotel Reservations Network, Inc., Cl A*            5,150,000

                MANUFACTURING (3.67%)
       40,000   Celestica, Inc.*                                   1,103,200
      115,000   Flextronics Intl., Ltd.*                           1,725,000
       20,000   Sanmina Corp.*                                       391,250
                                                                 -----------
                                                                   3,219,450

                MEDIA AND ENTERTAINMENT (4.80%)
      100,000   AT&T Corp. Liberty Media Group, Cl A*              1,400,000
       97,500   Gemstar TV Guide Int'l., Inc.*                     2,803,125
                                                                 -----------
                                                                   4,203,125

                PRINTING AND PUBLISHING (3.75%)
      145,000   Getty Images, Inc.*                                2,338,125
      150,000   Primedia, Inc.*                                      945,000
                                                                 -----------
                                                                   3,283,125

                REAL ESTATE AND REITs (4.81%)
      177,500   Homestore.com, Inc.*                               4,215,625

       Shares                                                       Value
----------------------------------------------------------------------------
                 RETAIL TRADE AND RESTAURANTS (5.93%)
      200,000    drugstore.com, Inc.*                           $     187,500
       70,000    eBay, Inc.*                                        2,533,125
      135,000    Sotheby's Hldgs., Inc., Cl A                       2,479,950
                                                                -------------
                                                                    5,200,575

                 SOFTWARE (1.45%)
       27,500    Veritas Software Corp.*                            1,271,600
                                                                -------------
TOTAL COMMON STOCKS
 (Cost $109,006,218)                                               73,299,903
                                                                -------------
----------------------------------------------------------------------------
Convertible Preferred Stocks (0.65%)
----------------------------------------------------------------------------
                 MEDIA AND ENTERTAINMENT
        2,000    XM Satellite Radio Hldgs., Inc. 8.25%
                  Series C Conv. Pfd due 2012 @ (Cost
                  $2,106,333)                                         573,464
                                                                -------------
Principal Amount
----------------------------------------------------------------------------
Short Term Money Market Instruments (15.58%)
----------------------------------------------------------------------------
  $13,654,999    Citigroup, Inc. 5.05% due 04/02/2001 (Cost
                  $13,654,999)                                     13,654,999
                                                                -------------
TOTAL INVESTMENTS (99.86%)
 (COST $124,767,550**)                                             87,528,366
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.14%)                                             123,124
                                                                -------------
NET ASSETS (EQUIVALENT TO $4.78 PER SHARE BASED ON
18,338,773 SHARES OF BENEFICIAL INTEREST OUTSTANDING)             $87,651,490
                                                                =============

---------------
%   Represents percentage of net assets
@   Restricted securities
*   Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $5,091,153 and $42,330,337, respectively.

                       See Notes to Financial Statements.

BARON FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
MARCH 31, 2001 (Unaudited)


                                                               Baron Asset     Baron Growth    Baron Small Cap   Baron iOpportunity
                                                                  Fund             Fund             Fund                Fund
                                                             --------------    ------------    ---------------   ------------------
Assets:
 Investments in securities, at value
    Unaffiliated issuers
    (Cost $963,906,906, $395,066,170, $497,492,644, and
      $124,767,550, respectively)                            $1,434,772,074    $462,096,355     $573,622,352        $  87,528,366
    "Affiliated" issuers (Cost $1,642,632,050, $0,
      $28,786,215, and $0, respectively)                      1,933,662,580               0       74,370,625                    0
 Cash                                                                28,765       1,349,909              634                  227
 Dividends and interest receivable                                   23,800         167,471          411,420                3,832
 Receivable for securities sold                                   9,009,169         344,247        7,149,585              387,303
 Receivable for shares sold                                      10,292,632       1,656,274          878,460               18,700
 Unamortized organization costs                                           0               0            8,542                    0
 Prepaid expenses                                                    33,241               0                0                    0
                                                             --------------    ------------     ------------        -------------
                                                              3,387,822,261     465,614,256      656,441,618           87,938,428
                                                             --------------    ------------     ------------        -------------
Liabilities:
 Payable for securities purchased                                 2,989,530      11,359,205        7,621,835              181,650
 Payable for shares redeemed                                      3,895,148         111,298          315,267               56,366
 Accrued organization costs                                               0               0            8,542                    0
 Accrued expenses and other payables                                784,668         115,022          120,703               48,922
                                                             --------------    ------------     ------------        -------------
                                                                  7,669,346      11,585,525        8,066,347              286,938
                                                             --------------    ------------     ------------        -------------
Net Assets                                                   $3,380,152,915    $454,028,731     $648,375,271        $  87,651,490
                                                             ==============    ============     ============        =============
Net Assets consist of:
 Capital paid-in                                              2,397,762,832     346,659,310      526,281,769          197,357,470
 Accumulated net investment loss                                (24,624,997)     (2,031,813)      (2,772,078)            (460,286)
 Accumulated net realized gain (loss)                           245,119,382      42,371,049        3,151,462          (72,006,510)
 Net unrealized appreciation (depreciation) on
 investments                                                    761,895,698      67,030,185      121,714,118          (37,239,184)
                                                             --------------    ------------     ------------        -------------
Net Assets                                                   $3,380,152,915    $454,028,731     $648,375,271        $  87,651,490
                                                             ==============    ============     ============        =============
Shares of Beneficial Interest Outstanding
   ($.01 par value; indefinite shares authorized)                74,481,079      17,082,312       49,147,776           18,338,773
                                                             ==============    ============     ============        =============
Net Asset Value Per Share                                    $        45.38    $      26.58     $      13.19        $        4.78
                                                             ==============    ============     ============        =============


                       See Notes to Financial Statements.

BARON FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended March 31, 2001 (Unaudited)


                                                             Baron Asset       Baron Growth    Baron Small Cap   Baron iOpportunity
                                                                Fund               Fund             Fund                Fund
                                                           ---------------     ------------    ---------------   ------------------
Investment income:
 Income:
   Interest                                                $       827,831     $    881,000     $   2,052,300       $     420,493
   Dividends -- unaffiliated issuers                             2,402,508          425,691           179,547              91,203
   Dividends -- "affiliated" issuers                             1,157,822                0                 0                   0
                                                          ----------------    -------------    --------------      --------------
   Total income                                                  4,388,161        1,306,691         2,231,847             511,696
                                                          ----------------    -------------    --------------      --------------
 Expenses:
   Investment advisory fees                                     21,365,799        2,452,827         3,738,639             651,248
   Distribution fees                                             5,341,454          613,207           934,660             162,812
   Shareholder servicing agent fees                                632,200          126,698           134,485              66,009
   Reports to shareholders                                         485,000           77,700           120,000              73,101
   Registration and filing fees                                     45,200           13,700            13,700              11,876
   Custodian fees                                                   61,385           13,055            19,095               7,632
   Trustee fees                                                     42,573            4,861             7,433               1,294
   Professional fees                                               594,566           30,833            27,426              18,155
   Amortization of organization costs                                    0                0             2,845                   0
   Miscellaneous                                                    53,681            5,623             5,642               2,530
                                                          ----------------    -------------    --------------      --------------
   Total operating expenses                                     28,621,858        3,338,504         5,003,925             994,657
   Interest expense                                                391,300                0                 0                   0
                                                          ----------------    -------------    --------------      --------------
   Total expenses                                               29,013,158        3,338,504         5,003,925             994,657
   Less: Expense reimbursement by investment adviser                     0                0                 0             (17,786)
                                                          ----------------    -------------    --------------      --------------
   Net expenses                                                 29,013,158        3,338,504         5,003,925             976,871
                                                          ----------------    -------------    --------------      --------------
   Net investment loss                                         (24,624,997)      (2,031,813)       (2,772,078)           (465,175)
                                                          ----------------    -------------    --------------      --------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in
   unaffiliated issuers                                        281,368,057       44,099,007        (8,773,796)        (60,868,221)
 Net realized gain (loss) on investments sold in
   "affiliated" issuers                                        (32,605,784)               0        15,192,178                   0
 Change in net unrealized appreciation (depreciation)
   of investments                                           (1,239,127,229)     (83,778,118)     (133,876,113)        (18,492,093)
                                                          ----------------    -------------    --------------      --------------
 Net loss on investments                                      (990,364,956)     (39,679,111)     (127,457,731)        (79,360,314)
                                                          ----------------    -------------    --------------      --------------
 Net decrease in net assets resulting from operations     ($ 1,014,989,953)   ($ 41,710,924)   ($ 130,229,809)      ($ 79,825,489)
                                                          ================    =============    ==============      ==============


                       See Notes to Financial Statements.

BARON FUNDS
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
-------------------------------------------------------------------------------


                                                       Baron Asset Fund                     Baron Growth Fund
                                             ------------------------------------   --------------------------------
                                                Six Months           For the          Six Months         For the
                                                   Ended            Year Ended           Ended          Year Ended
                                                 March 31,        September 30,        March 31,      September 30,
                                                   2001                2000              2001              2000
                                             ----------------    ----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:

 Net investment income (loss)                ($    24,624,997)   ($    59,042,149)  ($   2,031,813)   ($   4,368,281)

 Net realized gain (loss) on investments
 sold                                             248,762,273         472,473,173       44,099,007        62,856,684

 Net change in unrealized appreciation
 (depreciation) on investments                 (1,239,127,229)        728,335,860      (83,778,118)       32,919,784

                                             ----------------    ----------------   --------------    --------------
 Increase (decrease) in net assets
 resulting from operations                     (1,014,989,953)      1,141,766,884      (41,710,924)       91,408,187

                                             ----------------    ----------------   --------------    --------------
Dividends to shareholders from:

 Net investment income                                      0                   0                0                 0

 Net realized gain on investments                (351,046,786)                  0      (51,178,835)      (29,536,361)

                                             ----------------    ----------------   --------------    --------------
                                                 (351,046,786)                  0      (51,178,835)      (29,536,361)

                                             ----------------    ----------------   --------------    --------------
Capital share transactions:

 Proceeds from the sale
 of shares                                        352,955,017       1,045,621,423       77,440,896       291,908,779

 Net asset value of shares issued in
 reinvestment of dividends                        341,354,289                   0       50,293,352        28,265,440

 Cost of shares redeemed                         (865,569,458)     (3,133,863,389)    (114,262,904)     (288,023,683)

                                             ----------------    ----------------   --------------    --------------
 Increase (decrease) in net assets
 derived from capital share transactions         (171,260,152)     (2,088,241,966)      13,471,344        32,150,536

                                             ----------------    ----------------   --------------    --------------
 Capital contribution                                       0             799,873                0                 0

 Redemption fees                                            0                   0                0                 0

                                             ----------------    ----------------   --------------    --------------
 Net increase (decrease) in net assets         (1,537,296,891)       (945,675,209)     (79,418,415)       94,022,362

Net assets:

 Beginning of period                            4,917,449,806       5,863,125,015      533,447,146       439,424,784

                                             ----------------    ----------------   --------------    --------------
 End of period                                $ 3,380,152,915     $ 4,917,449,806    $ 454,028,731     $ 533,447,146

                                             ================    ================   ==============    ==============
Accumulated net investment income (loss)
 at end of period                            ($    24,624,997)    $             0   ($   2,031,813)    $           0

                                             ================    ================   ==============    ==============
Shares of beneficial interest:

 Shares sold                                        6,427,558          18,148,606        2,671,097         9,330,253

 Shares issued in reinvestment dividends            6,241,632                   0        1,813,635         1,029,706

 Shares redeemed                                  (15,811,595)        (54,213,058)      (3,937,284)       (8,947,021)

                                             ----------------    ----------------   --------------    --------------
 Net increase (decrease)                           (3,142,405)        (36,064,452)         547,448         1,412,938

                                             ================    ================   ==============    ==============


                                                   Baron Small Cap Fund                Baron iOpportunity Fund
                                             --------------------------------   ------------------------------------
                                                                                                    For the Period
                                               Six Months         For the         Six Months      February 29, 2000
                                                  Ended          Year Ended          Ended          (Commencement
                                                March 31,      September 30,       March 31,      of Operations) to
                                                  2001              2000             2001         September 30, 2000
                                             --------------    --------------   --------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:

Operations:

 Net investment income (loss)                ($   2,772,078)   ($   8,819,015)  ($     465,175)     $     539,050

 Net realized gain (loss) on investments
 sold                                             6,418,382        73,341,042      (60,868,221)       (11,138,289)

 Net change in unrealized appreciation
 (depreciation) on investments                 (133,876,113)       88,905,189      (18,492,093)       (18,747,091)

                                             --------------    --------------   --------------      -------------
 Increase (decrease) in net assets
 resulting from operations                     (130,229,809)      153,427,216      (79,825,489)       (29,346,330)

                                             --------------    --------------   --------------      -------------
Dividends to shareholders from:

 Net investment income                                    0                 0         (534,161)                 0

 Net realized gain on investments               (20,069,059)                0                0                  0

                                             --------------    --------------   --------------      -------------
                                                (20,069,059)                0         (534,161)                 0

                                             --------------    --------------   --------------      -------------
Capital share transactions:

 Proceeds from the sale
 of shares                                       84,705,519       474,426,688        9,497,537        255,732,509

 Net asset value of shares issued in
 reinvestment of dividends                       19,752,251                 0          525,510                  0

 Cost of shares redeemed                       (185,313,510)     (464,007,157)     (30,204,540)       (38,535,735)

                                             --------------    --------------   --------------      -------------
 Increase (decrease) in net assets
 derived from capital share transactions        (80,855,740)       10,419,531      (20,181,493)       217,196,774

                                             --------------    --------------   --------------      -------------
 Capital contribution                                     0                 0                0                  0

 Redemption fees                                          0                 0           26,004            316,185

                                             --------------    --------------   --------------      -------------
 Net increase (decrease) in net assets         (231,154,608)      163,846,747     (100,515,139)       188,166,629

Net assets:

 Beginning of period                            879,529,879       715,683,132      188,166,629                  0

                                             --------------    --------------   --------------      -------------
 End of period                                $ 648,375,271     $ 879,529,879    $  87,651,490      $ 188,166,629

                                             ==============    ==============   ==============      =============
Accumulated net investment income (loss)
 at end of period                            ($   2,772,078)    $           0   ($     460,286)     $     539,050

                                             ==============    ==============   ==============      =============
Shares of beneficial interest:

 Shares sold                                      5,850,748        28,848,269        1,453,406         25,760,021

 Shares issued in reinvestment dividends          1,385,151                 0           72,987                  0

 Shares redeemed                                (12,895,238)      (27,571,588)      (4,661,850)        (4,285,791)

                                             --------------    --------------   --------------      -------------
 Net increase (decrease)                         (5,659,339)        1,276,681       (3,135,457)        21,474,230

                                             ==============    ==============   ==============      =============


                       See Notes to Financial Statements.

BARON FUNDS
-------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's.

(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(h) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(2) PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2001 were as follows:


Fund                                                  Purchases         Sales
----                                                  ---------         -----
Baron Asset Fund                                     $ 35,636,140   $643,570,004
Baron Growth Fund                                    $ 65,925,244   $143,389,516
Baron Small Cap Fund                                 $187,793,406   $330,195,007
Baron iOpportunity Fund                              $ 57,188,305   $ 68,814,381

BARON FUNDS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 2001, BCI earned gross brokerage commissions as follows:


Fund                                                           Commissions
----                                                           -----------
Baron Asset Fund                                                $927,405
Baron Growth Fund                                               $184,146
Baron Small Cap Fund                                            $467,052
Baron iOpportunity Fund                                         $159,049


(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(4) POST OCTOBER LOSSES. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 2001. Baron iOpportunity Fund had post October losses of $11,138,289.

(5) LINE OF CREDIT. Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund and Baron Small Cap Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $50,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.875% to 2.00% depending on the duration of the loan. A commitment fee of 0.125% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.

During the six months ended March 31, 2001, Baron Asset Fund had an average daily balance on the line of credit of $10,201,280 at a weighted average interest rate of 7.69%. At March 31, 2001, there were no loans outstanding under the line of credit.

(6) RESTRICTED SECURITIES.

A summary of the restricted securities held at March 31, 2001 follows:

BARON ASSET FUND


                                                      Acquisition
Name of Issuer                                           Date           Value
--------------                                           ----           -----
COMMON STOCK
 Vail Resorts, Inc. Class A                            05/14/98     $ 76,000,000
 XM Satellite Radio Hldgs., Inc., Class A              01/15/99        9,122,216
CONVERTIBLE PREFERRED STOCK
 Apollo International, Inc.                            07/21/99        1,000,008
 Somerford Corp.                                       12/03/98        4,000,196
 XM Satellite Radio Hldgs., Inc. 8.25% Series C
Conv. Pfd due 2012                                     07/07/00        8,889,778
WARRANTS
 Corrections Corporation of America Warrants Exp
09/2005                                                09/29/00        1,120,568
                                                                    ------------
TOTAL RESTRICTED SECURITIES: (Cost $171,148,166)
(2.96% of Net Assets)                                               $100,132,766
                                                                    ============

                                       43

BARON FUNDS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


BARON GROWTH FUND                                         Acquisition
Name of Issuer                                               Date         Value
--------------                                               ----         -----
COMMON STOCK
 Bingham Financial Services Corp.
 (Cost $1,399,995) (0.03% of Net Assets)                   04/27/99     $121,912
                                                                        ========


BARON iOPPORTUNITY FUND                                   Acquisition
Name of Issuer                                               Date         Value
--------------                                               ----         -----
CONVERTIBLE PREFERRED STOCK
 XM Satellite Radio Hldgs., Inc. 8.25% Series C Conv.
 Pfd due 2012
 (Cost $2,106,333) (0.65% of Net Assets)                   07/07/00     $573,464
                                                                        ========

(7) CAPITAL CONTRIBUTION. On July 11, 2000, the adviser reimbursed Baron Asset Fund $799,873 for the realized loss relating to the 10/07/98 purchase of 650,000 shares of AMF Bowling, Inc. Baron Asset Fund recorded a capital contribution for $799,873. The Adviser did not receive any shares of Baron Asset Fund in exchange for this contribution. For tax purposes, this capital contribution reduced the realized loss on the sale of the 650,000 shares of AMF Bowling, Inc. for the fiscal year ended September 30, 2000.

(8) PROFESSIONAL FEES. Baron Asset Fund, Baron Growth Fund and Baron iOpportunity Fund have entered into an agreement with an investment banking firm to advise them with respect to their investments in Sotheby's Holdings, Inc. For the six months ended March 31, 2001, professional fees accrued were as follows: Baron Asset Fund, $549,809; Baron Growth Fund, $9,862; Baron iOpportunity Fund, $3,143.

(9) INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND


                             Balance of          Gross       Gross Sales      Balance of                             Dividend
                           Shares Held on      Purchases         and        Shares Held on        Value               Income
     Name of Issuer         Sep. 30, 2000    and Additions    Reductions     Mar. 31, 2001    Mar. 31, 2001    Oct. 1-Mar. 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.               350,900                                          350,900      $   21,422,445
Choice Hotels Intl.,
Inc.                         13,205,300                       4,205,300        9,000,000         123,300,000
ChoicePoint, Inc.+            3,276,400        1,861,100                       5,137,500         173,647,500
CoreComm, Ltd.                3,304,000                       3,304,000                0
CoreComm, Ltd. Warrants
Exp 05/26/2002                   75,000                          75,000                0
DeVry, Inc.                   5,075,600                         245,600        4,830,000         145,141,500
DVI, Inc.                     1,378,600                                        1,378,600          21,258,012
Education Management
Corp.                         2,825,000                         635,000        2,190,000          71,448,750
Ethan Allen Interiors,
Inc.                          2,245,000                          25,000        2,220,000          74,991,600        $  179,600
Industrie Natuzzi SPA
ADR                           3,075,000                         575,000        2,500,000                    **
Libbey, Inc.                  2,745,000                                        2,745,000          81,965,700           411,750
Manor Care, Inc.              6,993,000                       2,718,000        4,275,000                    **
Motient Corp.                 3,486,100                          26,100        3,460,000           4,541,250
OM Group, Inc.                2,360,300                                        2,360,300         125,685,975           566,472
Robert Half Intl., Inc.      11,955,200                         575,200       11,380,000         254,343,000
Saga Communications,
Inc., Cl A                    3,664,752                                        3,664,752          60,468,408
Seacor Smit, Inc.             1,552,200                                        1,552,200          70,159,440
Smart and Final, Inc.         2,560,000                                        2,560,000          25,728,000
Sotheby's Holdings,
Inc. Class A                 20,003,400                           3,400       20,000,000         367,400,000
Southern Union Co.            2,866,900           33,100                       2,900,000          60,900,000
Sun Intl. Hotels, Ltd.        2,082,706          280,294                       2,363,000          54,349,000
Vail Resorts, Inc.
Class A                      10,045,600                                       10,045,600         196,912,000
                                                                                              --------------        ----------
                                                                                              $1,933,662,580        $1,157,822
                                                                                              ==============        ==========

BARON FUNDS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

BARON SMALL CAP FUND


                              Balance of          Gross       Gross Sales      Balance of                            Dividend
                            Shares Held on      Purchases         and        Shares Held on        Value              Income
     Name of Issuer          Sep. 30, 2000    and Additions    Reductions     Mar. 31, 2001    Mar. 31, 2001   Oct. 1-Mar. 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Career Education Corp.         1,700,000         143,000        593,000         1,250,000       $62,812,500
Equity Marketing, Inc.           375,000         190,000                          565,000         5,155,625
Mortons Restaurant
 Group, Inc.                     325,000                                          325,000         6,402,500
                                                                                                -----------             --
                                                                                                $74,370,625             $0
                                                                                                ===========             ==

* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which a Fund held 5% or more of the outstanding voting securities as of March 31, 2001.
**  As of March 31, 2001, no longer an affiliate.
+   Received 1,712,500 shares from 3:2 stock split.

(10) FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                               Six Months                          Year Ended September 30,
                                                  ended        ---------------------------------------------------------------
                                             March 31, 2001      2000       1999        1998       1997        1996      1995
                                             --------------    --------   --------    --------   --------    --------   ------
Net asset value, beginning of period            $  63.35       $  51.57   $  39.96    $  47.43   $  35.50    $  29.30   $22.82
                                                --------       --------   --------    --------   --------    --------   ------
Income from investment operations
Net investment income (loss)                       (0.33)         (0.76)     (0.30)       0.05      (0.14)      (0.06)   (0.09)
Net realized and unrealized gains
(losses) on investments                           (13.03)         12.53      11.94       (7.52)     12.11        6.29     7.23
                                                --------       --------   --------    --------   --------    --------   ------
   Total from investment operations               (13.36)         11.77      11.64       (7.47)     11.97        6.23     7.14
                                                --------       --------   --------    --------   --------    --------   ------
Less distributions
Dividends from net investment income                0.00           0.00      (0.04)       0.00       0.00        0.00     0.00
Distributions from net realized gains              (4.61)          0.00       0.00        0.00      (0.04)      (0.03)   (0.66)
                                                --------       --------   --------    --------   --------    --------   ------
   Total distributions                            (4.61)           0.00      (0.04)       0.00      (0.04)      (0.03)   (0.66)
                                                --------       --------   --------    --------   --------    --------   ------
Capital contribution                                0.00           0.01       0.01        0.00       0.00        0.00     0.00
                                                --------       --------   --------    --------   --------    --------   ------
Net asset value, end of period                  $  45.38       $  63.35   $  51.57    $  39.96   $  47.43    $  35.50   $29.30
                                                ========       ========   ========    ========   ========    ========   ======
   Total return                                    (22.3%)         22.8%#     29.2%*     (15.7%)     33.8%       21.3%    32.3%
                                                --------       --------   --------    --------   --------    --------   ------
Ratios/Supplemental data
Net assets (in millions), end of period         $3,380.2       $4,917.4   $5,863.1    $4,410.5   $3,224.5    $1,166.1   $290.0
Ratio of total expenses to average net
assets                                              1.36%**        1.36%      1.31%       1.32%      1.35%       1.40%    1.44%
Less:  Ratio of interest expense to
average net assets                                 (0.02%)**      (0.03%)     0.00%       0.00%      0.00%       0.00%    0.00%
                                                --------       --------   --------    --------   --------    --------   ------
Ratio of operating expenses to average
net assets                                          1.34%**        1.33%      1.31%       1.32%      1.35%       1.40%    1.44%
                                                ========       ========   ========    ========   ========    ========   ======
Ratio of net investment income (loss) to
average net assets                                 (1.16%)**      (1.09%)    (0.57%)      0.11%     (0.52%)     (0.29%)  (0.55%)
Portfolio turnover rate                             0.84%          2.51%     15.64%      23.43%     13.23%      19.34%   35.15%


                                              Year Ended September 30,
                                             --------------------------
                                              1994      1993      1992
                                             ------    -------   ------
Net asset value, beginning of period         $21.91    $ 16.20   $14.80
                                             ------    -------   ------
Income from investment operations
Net investment income (loss)                  (0.14)     (0.13)   (0.08)
Net realized and unrealized gains
(losses) on investments                        1.82       6.00     1.52
                                             ------    -------   ------
   Total from investment operations            1.68       5.87     1.44
                                             ------    -------   ------
Less distributions
Dividends from net investment income           0.00       0.00    (0.04)
Distributions from net realized gains         (0.77)     (0.16)    0.00
                                             ------    -------   ------
   Total distributions                        (0.77)     (0.16)   (0.04)
                                             ------    -------   ------
Capital contribution                           0.00       0.00     0.00
                                             ------    -------   ------
Net asset value, end of period               $22.82    $ 21.91   $16.20
                                             ======    =======   ======
   Total return                                 8.0%      36.5%     9.7%
                                             ------    -------   ------
Ratios/Supplemental data
Net assets (in millions), end of period      $ 80.3    $  59.9   $ 43.8
Ratio of total expenses to average net
assets                                         1.59%      1.85%    1.68%
Less:  Ratio of interest expense to
average net assets                             0.00%      0.00%    0.00%
                                             ------    -------   ------
Ratio of operating expenses to average
net assets                                     1.59%      1.85%    1.68%
                                             ======    =======   ======
Ratio of net investment income (loss) to
average net assets                            (0.71%)    (0.69%)  (0.53%)
Portfolio turnover rate                       55.87%    107.94%   95.45%

# Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.
**  Annualized

BARON FUNDS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(10) FINANCIAL HIGHLIGHTS (continued)

BARON GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                               Six Months                     Year Ended September 30,
                                                  ended        -----------------------------------------------------
                                             March 31, 2001     2000     1999      1998     1997      1996     1995*
                                             --------------    ------   ------    ------   ------    ------   ------
Net asset value, beginning of period             $32.26        $29.06   $20.32    $24.89   $18.40    $14.77   $10.00
                                                 ------        ------   ------    ------   ------    ------   ------
Income from investment operations
Net investment income (loss)                      (0.12)        (0.26)   (0.04)     0.06     0.06      0.11     0.04
Net realized and unrealized gains
(losses) on investments                           (2.37)         5.34     8.82     (4.56)    6.68      3.66     4.73
                                                 ------        ------   ------    ------   ------    ------   ------
   Total from investment operations               (2.49)         5.08     8.78     (4.50)    6.74      3.77     4.77
                                                 ------        ------   ------    ------   ------    ------   ------
Less distributions
Dividends from net investment income               0.00          0.00    (0.04)    (0.02)   (0.09)    (0.04)    0.00
Distributions from net realized gains             (3.19)        (1.88)    0.00     (0.05)   (0.16)    (0.10)    0.00
                                                 ------        ------   ------    ------   ------    ------   ------
   Total distributions                            (3.19)        (1.88)   (0.04)    (0.07)   (0.25)    (0.14)    0.00
                                                 ------        ------   ------    ------   ------    ------   ------
Net asset value, end of period                   $26.58        $32.26   $29.06    $20.32   $24.89    $18.40   $14.77
                                                 ======        ======   ======    ======   ======    ======   ======
   Total return                                    (8.1%)        18.6%    43.2%    (18.1%)   37.1%     25.8%    47.7%
                                                 ------        ------   ------    ------   ------    ------   ------
Ratios/Supplemental data
Net assets (in millions), end of period          $454.0        $533.4   $439.4    $315.6   $390.8    $207.2   $ 28.6
Ratio of total expenses to average net
assets                                             1.36%**       1.36%    1.40%     1.43%    1.40%     1.54%    1.99%**
Less:  Ratio of interest expense to
average net assets                                 0.00%**       0.00%   (0.03%)   (0.06%)   0.00%     0.00%    0.00%
                                                 ------        ------   ------    ------   ------    ------   ------
Ratio of operating expenses to average
net assets                                         1.36%**       1.36%    1.37%     1.37%    1.40%     1.54%    1.99%**
                                                 ======        ======   ======    ======   ======    ======   ======
Ratio of net investment income (loss) to
average net assets                                (0.83%)**     (0.78%)  (0.20%)    0.21%    0.37%     1.20%    1.13%**
Portfolio turnover rate                           14.10%        39.00%   53.36%    40.38%   25.17%    40.27%   40.56%

* For the period January 3, 1995 (Commencement of Operations) to September 30, 1995.
**  Annualized.

The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995. The expense offset amounts are included in expense data above.

BARON FUNDS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

(10) FINANCIAL HIGHLIGHTS (continued)

BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                       Six Months        Year ended September 30,
                                                                                          ended        ----------------------------
                                                                                     March 31, 2001      2000      1999       1998
                                                                                     --------------    -------    -------   -------
Net asset value, beginning of period                                                     $ 16.05       $ 13.37    $  8.61   $ 10.00
                                                                                         -------       -------    -------   -------
Income from investment operations
Net investment loss                                                                        (0.06)        (0.16)     (0.10)    (0.02)
Net realized and unrealized gains (losses) on investments                                  (2.42)         2.84       4.86     (1.37)
                                                                                         -------       -------    -------   -------
   Total from investment operations                                                        (2.48)         2.68       4.76     (1.39)
                                                                                         -------       -------    -------   -------
Less distributions
Dividends from net investment income                                                        0.00          0.00       0.00      0.00
Distributions from net realized gains                                                      (0.38)         0.00       0.00      0.00
                                                                                         -------       -------    -------   -------
   Total distributions                                                                     (0.38)         0.00       0.00      0.00
                                                                                         -------       -------    -------   -------
Net asset value, end of period                                                           $ 13.19       $ 16.05    $ 13.37   $  8.61
                                                                                         =======       =======    =======   =======
   Total return                                                                           (15.6 %)       20.0 %     55.3 %   (13.9 %
                                                                                         -------       -------    -------   -------
Ratios/Supplemental data
Net assets (in millions), end of period                                                  $648.4        $879.5     $715.7    $403.7
Ratio of expenses to average net assets                                                     1.34%**       1.33%      1.34%     1.39%
Ratio of net investment loss to average net assets                                         (0.74%)**     (0.90%)    (0.99%)   (0.20%
Portfolio turnover rate                                                                    26.64%        53.18%     42.69%    59.68%

**  Annualized.

BARON iOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                                                              For the period
                                                                                        Six Months           February 29, 2000
                                                                                          ended        (Commencement of Operations)
                                                                                      March 31, 2001        September 30, 2000
                                                                                      --------------   ----------------------------
Net asset value, beginning of period                                                     $  8.76                  $ 10.00
                                                                                         -------                  -------
Income from investment operations
Net investment income (loss)                                                               (0.02)                    0.03
Net realized and unrealized loss on investments                                            (3.93)                   (1.28)
                                                                                         -------                  -------
   Total from investment operations                                                        (3.95)                   (1.25)
                                                                                         -------                  -------
Less distributions
Dividends from net investment income                                                       (0.03)                    0.00
Distributions from net realized gains                                                       0.00                     0.00
                                                                                         -------                  -------
   Total distributions                                                                     (0.03)                    0.00
Redemption fees added to paid in capital                                                    0.00                     0.01
                                                                                         -------                  -------
Net asset value, end of period                                                           $  4.78                  $  8.76
                                                                                         =======                  =======
   Total return @                                                                         (45.2 %)                 (12.4 %)
                                                                                         -------                  -------
Ratios/Supplemental data
Net assets (in millions), end of period                                                  $ 87.7                   $188.2
Ratio of total expenses to average net assets                                               1.53%**                  1.53%**
Less:  Expense reimbursement by investment adviser                                         (0.03%)**                (0.03%)**
                                                                                         -------                  -------
Ratio of net expenses to average net assets                                                 1.50%**                  1.50%**
                                                                                         =======                  =======
Ratio of net investment income (loss) to average net assets                                (0.71%)**                 0.46%**
Portfolio turnover rate                                                                    48.69%                   31.47%

**  Annualized.
@ The total returns would have been lower had certain expenses not been reduced during the periods shown.

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